UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Celldex Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting of Stockholders

Date and Time	Virtual Meeting	Record Date
June 5, 2025 at 9:00 a.m. Eastern Time	This year’s meeting will be held online at: virtualshareholdermeeting.com/CLDX2025	Only stockholders of record at the close of business on April 9, 2025 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Proposals	Items of Business	Board Voting Recommendation	Page Reference
	Elect nine directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;	FOR	6
	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025;	FOR	52
	Approve an amendment to our 2021 Omnibus Equity Incentive Plan, including an increase in the number of the shares reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares;	FOR	54
	Approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement; and	FOR	60
	Address any other matters that may properly come before the meeting.
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the live virtual meeting, we encourage you to vote as soon as possible in one of the following ways:

BY MAIL	BY TELEPHONE	VIA INTERNET	AT THE VIRTUAL MEETING
Sign, date, and return your proxy card in the enclosed envelope	submit your proxy by telephone	submit your proxy by via the Internet	Attend the Annual Meeting online at virtualshareholdermeeting.com/CLDX2025
By Order of the Board of Directors
April 24, 2025 Hampton, NJ	Sam Martin Chief Financial Officer and Secretary

About Us
About Us
Celldex is a clinical stage biotechnology company leading the science at the intersection of mast cell biology and the development of transformative therapeutics for patients.
Our Pipeline
Our pipeline includes antibody-based therapeutics which have the ability to engage the human immune system and/or directly affect critical pathways to improve the lives of patients with severe inflammatory, allergic and autoimmune and other devastating diseases.
Barzolvolimab	CDX-622

Barzolvolimab is a humanized monoclonal antibody that binds the receptor tyrosine kinase KIT with high specificity and potently inhibits its activity. KIT is expressed in a variety of cells, including mast cells, which mediate inflammatory responses such as hypersensitivity and allergic reactions. KIT signaling controls the differentiation, tissue recruitment, survival and activity of mast cells. In certain inflammatory diseases, such as chronic urticaria, mast cell activation plays a central role in the onset and progression of the disease. Barzolvolimab is currently being studied in chronic spontaneous urticaria (CSU), chronic inducible urticaria (CIndU), prurigo nodularis (PN), eosinophilic esophagitis (EOE) and atopic dermatitis (AD), with additional indications planned for the future.

Targets two complementary pathways that drive chronic inflammation, potently neutralizing the alarmin thymic stromal lymphopoietin (TSLP) and depleting mast cells via stem cell factor (SCF) starvation. Combined neutralization of SCF and TSLP with CDX-622 is expected to simultaneously reduce tissue mast cells and inhibit Type 2 inflammatory responses to potentially offer enhanced therapeutic benefit in inflammatory and fibrotic disorders.

Our Science
Driven by our deep and longstanding experience developing antibody-based immunotherapies, Celldex’s proprietary antibody programs and technologies are supported by robust in-house capabilities, enabling the optimized discovery and development of innovative scientific programs.

Deep and longstanding experience developing antibody-based immunotherapies	Proprietary antibody programs using validated technologies drive innovation	Cutting edge science with patient-focused approach	Robust in-house capabilities enable optimized development process

Celldex Therapeutics | 1

Proxy Statement
Proxy Statement
This proxy statement contains information related to the Annual Meeting of Stockholders to be held on June 5, 2025 at 9:00 a.m. Eastern Time. We are holding the Annual Meeting virtually via the Internet. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/CLDX2025 using the 16-digit control number on the notice, proxy card or voting instruction form that accompanied the proxy materials.
Our Annual Meeting could be adjourned or postponed to another date and/or time. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, New Jersey 08827, during normal business hours for ten days prior to the Annual Meeting.
The enclosed proxy is solicited by the Board of Directors of Celldex Therapeutics, Inc. (the “Board”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 24, 2025.
Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 5, 2025.
Our proxy materials, including our Proxy Statement for the 2025 Annual Meeting, 2024 Annual Report to Stockholders (which contains our Annual Report on Form 10-K) and proxy card, are available on the Internet at www.proxyvote.com.
About the Meeting
Why are we calling this Annual Meeting?
We are calling the Annual Meeting to seek the approval of our stockholders to:
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elect nine directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

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ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025;

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approve an amendment to our 2021 Omnibus Equity Incentive Plan, including an increase in the number of the shares reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares;

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approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement; and

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address any other matters that may properly come before the meeting.

What are the Board’s recommendations?
Our Board of Directors recommends that you vote:
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FOR the election of each of the nine director nominees;

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FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025;

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FOR the approval of an amendment to our 2021 Omnibus Equity Incentive Plan, including an increase in the number of the shares reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares; and

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FOR the advisory vote to approve the compensation of our Named Executive Officers as described in this proxy statement.

Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on the record date, April 9, 2025, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the record date, we had 66,384,191 outstanding shares of common stock.
Who can attend the meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall solely be via the Internet at www.virtualshareholdermeeting.com/CLDX2025 using the 16-digit control number on the notice, proxy card or voting instruction form that accompanied the proxy materials.

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Proxy Statement
The live webcast of the Annual Meeting will begin promptly at 9:00 am Eastern Time. Online access to the audio webcast will open approximately 10 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.
Stockholders may also vote, and submit written questions, during the Annual Meeting on www.virtualshareholdermeeting.com/CLDX2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained Broadridge Financial Solutions to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
How do I vote?
You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.
Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.
If you are a stockholder of record, to submit your proxy by telephone or via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet as instructed by your broker, bank or other nominee.
You will have the right to vote at the Annual Meeting. You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/CLDX2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your notice, proxy card or voting instruction form to vote at our Annual Meeting.
If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
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filing with the Secretary of the Company a notice of revocation;

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sending in another duly executed proxy bearing a later date; or

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attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Celldex Therapeutics | 3

Proxy Statement
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provides a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.
The election of directors (Proposal No. 1), the approval of an amendment to our 2021 Omnibus Equity Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares (Proposal No. 3) and the advisory vote on the compensation of our Named Executive Officers (Proposal No. 4) are generally considered to be “non-routine” matters, and brokers, banks or other nominees are not permitted to vote on those matters if the broker, bank or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers, banks or other nominees how they wish to vote their shares on these proposals. The ratification of our independent registered public accounting firm (Proposal No. 2) is generally considered to be a “routine” matter, and hence, a broker, bank or other nominee may be able to vote on Proposal No. 2 even if it does not receive instructions from the beneficial owner.
What vote is required to approve each proposal?
Holders of a majority of the outstanding shares as of the record date entitled to vote at the meeting must be present, in person or by proxy, at the Annual Meeting in order to establish the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.
Assuming that a quorum is present, the following votes will be required:
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With respect to the election of directors (Proposal No. 1), each nominee presented in Proposal 1 must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. If the number of votes “For” a nominee exceeds the number of votes “Against” such nominee (among votes properly cast in person or by proxy), then the nominee will be elected. Abstentions and broker non-votes will have no effect on Proposal 1.

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With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2), approval will require the affirmative vote of a majority of the votes cast, affirmatively or negatively, on Proposal No. 2 at the Annual Meeting. Accordingly, abstentions, if any, will not have any effect on the outcome of Proposal 2. Because Proposal 2 is considered a “routine” proposal, no broker non-votes will occur with respect to Proposal 2.

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With respect to the approval of an amendment to our 2021 Omnibus Equity Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares (Proposal No. 3) and the advisory vote on the compensation of our Named Executive Officers (Proposal No. 4), approval will require the

4 | Celldex Therapeutics

Proxy Statement
affirmative vote of a majority of the votes cast, affirmatively or negatively, on such proposal. Accordingly, abstentions, if any, will not have any effect the outcomes of Proposals Nos. 3 and 4. Broker non-votes, if any, will have no effect on Proposals 3 and 4.
Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.
How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Celldex Therapeutics | 5

Proposal 1: Election of Directors
Proposal 1: To Elect Nine Directors to Serve Until the Next Annual Meeting and Until Their Successors Have Been Duly Elected and Qualified
(Proposal No. 1)
At the Annual Meeting, nine directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.
It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board of Directors. In accordance with our by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. Director nominees are elected by a majority vote in non-contested elections of directors. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. Accordingly, each director nominee must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nine nominees named below.
Nominees for Election
The persons listed below are our current directors that have been nominated for re-election or nominees for election at the Annual Meeting (the “Director Nominees”) to fill the nine director positions to be elected by the holders of the common stock. Karen Shoos is our current Chair of the Board. Ms. Shoos’s term as director will expire at the 2025 Annual Meeting, after which time the newly-elected Board will elect a new Chair of the Board.
Proposal 1: Election of Directors	Our Board recommends that you vote “FOR” the Board’s Nominees.

ANTHONY S. MARUCCI	KEITH L. BROWNLIE	CHERYL L. COHEN
Chief Executive Officer	Director	Director
Age: 63 Director since December 2008 Public Boards: 1	Age: 72 Director since June 2017 Public Boards: 1	Age: 59 Director since June 2022 Public Boards: 2

HERBERT J. CONRAD	RITA I. JAIN, M.D.	JAMES J. MARINO
Director	Director	Director
Age: 92 Director since March 2008 Public Boards: 1	Age: 63 Director since February 2023 Public Boards: 2	Age: 75 Director since March 2017 Public Boards: 1

GARRY A. NEIL, M.D.	HARRY H. PENNER, JR.	DENICE TORRES
Director	Director	Nominee
Age: 71 Director since June 2022 Public Boards: 2	Age: 79 Director since January 1997 Public Boards: 1	Age: 65 Director since N/A Public Boards: 2

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Proposal 1: Election of Directors
The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to Celldex by each Director Nominee. Public company boards that nominees have served since 2020 are noted with*.
Director Nominees
ANTHONY S. MARUCCI, 63	CAREER HIGHLIGHTS
Founder, President and CEO Director since December 2008	Celldex	Former Vice President, Chief Financial Officer, Treasurer and Secretary
PUBLIC BOARDS: 1	Medarex	Treasurer (now a part of Bristol-Myers Squibb Co.) from December 1998 to March 2004 and senior financial positions from December 1998 to March 2003
COMMITTEES: None	Genenta Science S.p.A.*	Board of directors from May 2021 to April 2024
EDUCATION: M.B.A. from Columbia University and his M.H.L. from Brown University	BioNJ Inc.	Board of Trustees
KEITH L. BROWNLIE, 72	CAREER HIGHLIGHTS
Director since June 2017	Ernst & Young LLP	Former Audit partner for numerous public companies and was the Life Sciences Industry Leader for the New York Metro Area
PUBLIC BOARDS: 1	Soligenix, Inc.	Board of directors from 2010 until 2019
COMMITTEES: Audit	Phio Pharmaceuticals Corp. (formerly RXi Pharmaceuticals Corporation)	Board of directors from 2012 until 2019
EDUCATION: B.S. in Accounting from Lehigh University and is a Certified Public Accountant	Cancer Genetics, Inc.	Board of directors from 2013 to 2014
	EpiCept Corporation	Board of directors from 2011 to 2013

Celldex Therapeutics | 7

Proposal 1: Election of Directors
Cheryl L. Cohen, 59	CAREER HIGHLIGHTS
Director since June 2022	CLC Consulting (a pharmaceutical and biotechnology consulting firm that specializes in new product start-ups and commercialization)	President since 2008
PUBLIC BOARDS: 2	Medivation, Inc.	Chief Commercial Officer from August 2011 to July 2014, where she built the company’s commercial organization and lead her team to successfully launch the oncology drug, Xtandi®
COMMITTEES: Compensation and Organization Development, Science and Regulatory	Johnson & Johnson	Former Vice President of the Rheumatology Franchise
EDUCATION: B.A. degree from Saint Joseph College	Solvay Pharmaceuticals	Former management and sales
	Immunity Bio* (previously NantKwest)	Board of directors since 2019
	MEI Pharma*	Board of directors from April 2020 to December 2022
	Ignyte Acquisition Corp.	Board of directors from January 2021 to April 2022
Herbert J. Conrad, 92	CAREER HIGHLIGHTS
Director since March 2008	Hoffmann-La Roche, Inc.	President of the U.S. Pharmaceuticals Division from 1982 to 1993
PUBLIC BOARDS: 1	Matinas BioPharma Holdings, Inc.*	Former director from 2012 to February 2025
COMMITTEES: Nominating and Corporate Governance	Seaver Autism Center at Mount Sinai Hospital	Advisor
EDUCATION: B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University	Pharmasset, Inc., GenVec, Inc. and Bone Care International, Inc.	Former Chairman of the Board of Directors
	Arbutus Biopharma Corporation	Former director
	Reliant Pharmaceuticals, Inc.	Former director and co-founder

8 | Celldex Therapeutics

Proposal 1: Election of Directors
Rita I. Jain, M.D., 63	CAREER HIGHLIGHTS
Director since February 2023	AnaptysBio, Inc.*	Board of directors since April 2023
PUBLIC BOARDS: 2	Provention Bio, Inc.	Board of Directors from January 2023 until its acquisition by Sanofi in April 2023
COMMITTEES: Nominating and Corporate Governance, Science and Regulatory	AM-Pharma B.V.	Supervisory Board from 2020 until 2023
EDUCATION: B.S. degree in biology from Long Island University, and her M.D. from the State University of New York at Stony Brook School of Medicine	ChemoCentryx, Inc.	Board of Directors from 2019 until its acquisition by Amgen in 2022 Executive Vice President and Chief Medical Officer from 2021 to 2022
	Immunovant, Inc.	Chief Medical Officer in 2021
	Heartwood Biopharma Group	Chief Executive Officer from August 2021 until December 2023
	Akebia Therapeutics, Inc.	Senior Vice President and Chief Medical Officer from 2017 to 2019
	AbbVie Inc.	Vice President in Clinical Development from 2013 to 2016, including Men’s and Women’s Health and Metabolic Development
	Abbott Laboratories	Various leadership roles from 2003 through 2012, including as Divisional Vice President of Pain, Respiratory and Metabolic Disease Development
James J. Marino, 75	CAREER HIGHLIGHTS
Director since March 2017	Dechert LLP	Former Partner at the global law firm, where he served as Managing Partner of the Princeton Office and Chair of Life Science practice
PUBLIC BOARDS: 1	Traws Pharma, Inc.* (formerly Onconova Therapeutics, Inc.)	Former director from 2015 through September 2024 and Chairman of the Board
COMMITTEES: Audit, Compensation and Organization Development	Pharmacopeia Inc.	Former director
EDUCATION: B.A., M.B.A., and J.D. from Rutgers University	BioNJ Inc.	Co-founder and former counsel
	Wake Forest University	Life Trustee

Celldex Therapeutics | 9

Proposal 1: Election of Directors
Garry Neil, M.D., 71	CAREER HIGHLIGHTS
Director since June 2022	Avalo Therapeutics*
Chief Executive Officer since February 2022 and Chairman of the Board since August 2022
Senior Scientific Adviser and Chief Scientific Officer from February 2020 to February 2022
Served as Chief Scientific Officer from September 2013 to February 2020

PUBLIC BOARDS: 2	Apple Tree Partners	Partner from September 2012 to September 2013
COMMITTEES: Nominating and Corporate Governance, Science and Regulatory	Johnson & Johnson	Corporate Vice President of Science & Technology from November 2007 to August 2012
	Johnson & Johnson Pharmaceutical Research and Development	Former Group President

EDUCATION:
B.S. from the University of Saskatchewan and an M.D. from the University of Saskatchewan College of Medicine. He completed postdoctoral clinical training in internal medicine and gastroenterology at the University of Toronto. Dr. Neil also completed a postdoctoral research fellowship at the Research Institute of Scripps Clinic
	Merck KGaA/EMD Pharmaceuticals	Former Vice President of Research & Development
	AstraZeneca and Astra Merck	Former Vice President of Clinical Research
	Arena Pharmaceuticals, Inc.	Board of directors since February 2017 and as its Chair since February 2021
	Zura Bio Limited*	Board of directors from March 2023 to November 2023
	GTx, Inc.	Board of directors from August 2016 to May 2019
	Hackensack Meridian Medical School in Hackensack, New Jersey	Board of the Center for Discovery and Innovation
	TransCelerate Biopharma, Inc.	Founding Chairman and past member of the board from 2012 to 2019
	Reagan Udall Foundation for the FDA	Board of directors from 2007 to 2021
	National Institutes of Health	Board of Foundation from 2010 to 2012 and the Science Management Review Board from 2010 to 2012
	Pharmaceutical Research and Manufacturers Association (PhRMA)	Former Chairman of Science and Regulatory Executive Committee and the PhRMA Foundation Board

10 | Celldex Therapeutics

Proposal 1: Election of Directors
Harry H. Penner, Jr., 79	CAREER HIGHLIGHTS
Director since January 1997	AVANT	Board and Chairman from January 1997 prior to the consummation of our merger with AVANT
PUBLIC BOARDS: 1	Nascent BioScience, LLC	Served as Chairman and Chief Executive Officer from 2001 to June 2023
COMMITTEES: Audit, Compensation and Organization Development	Neurogen Corporation	President, Chief Executive Officer and Vice Chairman from 1993 to 2001
EDUCATION: B.A. from the University of Virginia, a J.D. from Fordham University, and an L.L.M. in International Law from New York University	Novo Nordisk A/S	Executive Vice President and General Counsel in Denmark from 1985 to 1988 Executive Vice President for North America from 1988 to 1993
	BioCT	Former Chair Former BioScience Advisor to the Governor and the State of Connecticut
	Connecticut Technology Council	Former Chair
	Connecticut Board of Governors of Higher Education	Former Chair
	NeuroCyte Therapeutics, Inc.	Currently Chair
Denice Torres, 65	CAREER HIGHLIGHTS
Nominee	The Ignited Company	Chief Executive Officer since 2017
PUBLIC BOARDS: 2	Johnson & Johnson, Global Medical Device Business	Chief Strategy and Transformation Officer from 2015 to 2017
COMMITTEES: N/A	Johnson & Johnson McNeil Consumer Healthcare	President from 2011 – 2015
EDUCATION: Bachelor of Science, Ball State University J.D., Indiana University M.B.A., University of Michigan M.A. Study of Happiness, Centenary University	Johnson & Johnson Janssen Pharmaceuticals, Neuroscience	President from 2009 to 2011
	Eli Lilly and Company	Various Executive Positions from 1990 to 2004
	2seventybio*	Board of directors since 2021
	Glaukos Corporation*	Board of directors since 2021
	Karuna Therapeutics, Inc.	Board of directors from 2020 to 2024
	Surface Oncology	Board of directors from 2021 to 2023
	Bluebird bio, Inc.*	Board of directors from 2020 to 2021

Celldex Therapeutics | 11

Information Regarding the Board of Directors and Corporate Governance
Information Regarding the Board of Directors and Corporate Governance
Independence of the Board of Directors
We are currently managed by a nine member Board of Directors, a majority of whom are “independent” as that term is defined in the applicable NASDAQ listing standards. Other than Mr. Marucci, each of our directors is deemed “independent” as that term is defined in the applicable NASDAQ listing standards. Our Board of Directors met five times in 2024. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served. Our annual meeting of stockholders is generally held to coincide with one of the Board’s regularly scheduled meetings. We do not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although our directors typically attend the annual meeting. Each of the then current directors attended the 2024 Annual Meeting of Stockholders.
Board Leadership Structure
Number of Board meetings		KAREN L. SHOOS		ANTHONY S. MARUCCI	Director Attendance
5		Chair of the Board		CEO/Director	>75%
KEITH L. BROWNLIE	CHERYL L. COHEN	HERBERT J. CONRAD	RITA I. JAIN, M.D.	JAMES J. MARINO	GARRY A. NEIL, M.D.	HARRY H. PENNER, JR.
Director	Director	Director	Director	Director	Director	Director
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee considers the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of the Company’s operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board. Currently, the roles of Chief Executive Officer and Chair of the Board are separate. Mr. Marucci, our Chief Executive Officer, is a member of our Board. Ms. Shoos, an independent director, serves as our current Chair of the Board. Ms. Shoos’s term as director will expire at the 2025 Annual Meeting, after which time the newly-elected Board will elect a new Chair of the Board. The Board believes that its current leadership structure provides independent board leadership, engagement and oversight.
In addition, our independent committee chairs are responsible for leading committee meetings, determining committee meeting schedules, agenda and information flow, and reporting to the full Board on the committee’s actions and areas of responsibilities.

12 | Celldex Therapeutics

Information Regarding the Board of Directors and Corporate Governance
Role of the Board in Risk Oversight
Our management is responsible for assessing and managing risk and the Board of Directors oversees and reviews certain aspects of our risk management processes. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management and its committees. The Board is responsible for overseeing risks related to our overall operations and strategy, including, among others, product development, potential asset acquisitions, financial reporting, business continuity (including succession planning) and reputational risks faced by us.
The committees of the Board execute their oversight responsibility for risk management as follows:

Audit Committee	Compensation and Organization Development Committee	Nominating and Corporate Governance Committee

•
Overseeing our internal financial and accounting controls and the work performed by the independent registered public accounting firm.

•
Regularly discusses with management and the independent registered public accounting firm our major financial and controls-related risk exposures and steps that management has taken to monitor and control such exposures.

•
Reviews our risk management insurance programs.

•
Responsible for reviewing our information security programs, including cybersecurity.

•
Our information technology (“IT”) function provides regular updates to the Audit Committee on our IT security strategy, secure score assessments, penetration testing results, and status of risk mitigation activities, where applicable. IT also notifies the Audit Committee and our Executive Committee of any cybersecurity incidents (suspected or actual) and provides updates on the incidents as well as cybersecurity risk mitigation activities, as appropriate.

•
Responsible for overseeing risks related to our cash and equity-based compensation programs and practices.

•
Periodically discusses with the President and Chief Executive Officer as well as the Board of Directors, as necessary, the compensation plan for both Executive Officers and the independent directors, performance goals and objectives for the period and related achievement, peer group and other relevant compensation benchmarks and practices and other matters to ensure our compensation practices are in our best interest and that of our shareholders.

•
Has oversight responsibilities for our Diversity, Equity and Inclusion (DE&I) initiatives.

•
Responsible for overseeing risks related to the composition and structure of the Board of Directors and its committees and our corporate governance.

•
Assesses the qualifications and independence of members of the Board, makes annual recommendations regarding Board and committee membership, and reviews any transactions between us and our officers, directors, affiliates of officers and directors or other related parties for conflicts of interest.

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Information Regarding the Board of Directors and Corporate Governance
Audit Committee
KEITH L. BROWNLIE Chair	JAMES J. MARINO	HARRY H. PENNER, JR.
MEETINGS IN 2024: FIVE

•
The Audit Committee makes recommendations concerning the engagement of our independent registered public accounting firm,

•
Reviews with our independent registered public accounting firm the scope and results of the audit engagement,

•
Approves professional services provided by our independent registered public accounting firm,

•
Reviews the independence of our independent registered public accounting firm, considers the range of audit and non-audit fees, and

•
Reviews the adequacy of our internal accounting controls.

•
Oversee risks related to information technology and cybersecurity. Celldex mitigates its cybersecurity risk in many ways including leveraging standard industry tools from a software and hardware perspective, required annual training and maintaining a cybersecurity risk insurance policy. The Audit Committee reviews these information technology and cybersecurity risks at least annually.

Each member of the Audit Committee is “independent” as that term is defined in the rules of the Securities and Exchange Commission (the “SEC”) and the applicable NASDAQ listing standards. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee.
The Board has designated Mr. Brownlie as an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable NASDAQ listing standards. The Audit Committee met five times during 2024. Our Board has adopted an Audit Committee Charter, which is available for viewing at www.celldex.com.

Compensation and Organization Development Committee
JAMES J. MARINO Chair	CHERYL L. COHEN	HARRY H. PENNER, JR.
MEETINGS IN 2024: SEVEN

•
To assist the Board in the establishment of compensation for the Chief Executive Officer,

•
To approve the compensation of other officers and senior employees, and

•
To approve certain other personnel and employee benefit matters.

•
The Compensation and Organization Development Committee has oversight of the Company’s strategies and policies related to human capital management, provided, however, that the full Board has retained oversight of the Company’s strategies and policies related to diversity, equity and inclusion.

Each member of the Compensation and Organization Development Committee is “independent” as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Compensation and Organization Development Committee met seven times during 2024. Our Board has adopted a Compensation and Organization Development Committee Charter, which is available for viewing at www.celldex.com.

14 | Celldex Therapeutics

Information Regarding the Board of Directors and Corporate Governance
Nominating and Corporate Governance Committee
HERBERT J. CONRAD Chair	RITA JAIN, M.D.	GARRY NEIL, M.D.
MEETINGS IN 2024: FOUR

•
To assist the Board in reviewing, investigating and addressing issues regarding Board composition, policy and structure; membership on Board committees; and other matters regarding our governance.

Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Nominating and Corporate Governance Committee met four times during 2024. Our Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at www.celldex.com.

Science and Regulatory Committee
GARRY NEIL, M.D. Chair	CHERYL L. COHEN	RITA JAIN, M.D.
MEETINGS IN 2024: FIVE

•
To assist the Board in the general oversight of the significant scientific and regulatory aspects of the Company’s businesses.

Each member of the Science and Regulatory Committee is “independent” as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Science and Regulatory Committee met five times during 2024. Our Board has adopted a Science and Regulatory Committee Charter, which is available for viewing at www.celldex.com.

Director Selection Criteria
The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the appropriate mix of professional competencies, key attributes, skills and experiences required of board members to work together as a team to properly oversee our strategies and operations. The process followed by the Nominating and Corporate Governance Committee to evaluate any candidates, whether identified or recommended by board members, management, members of the Nominating and Corporate Governance Committee, stockholders or other external sources, includes meeting from time to time to evaluate biographical information and background material relating to potential candidates to the Board and interviews of selected candidates by members of the Committee and the Board. All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and effectiveness in collectively serving the long-term interests of all stockholders, all as described above. Other qualifications that may be considered are described in the Nominating and Corporate Governance Committee Charter. Our Nominating and Corporate Governance Committee and our Board value diversity and, as such, also consider diversity of gender, race, national origin, education, professional experience and differences in viewpoints and skills when selecting members of our Board, however we have no formal policy regarding diversity of our Board of Directors.
All board members are expected to possess certain key attributes necessary to creating a functional board: high personal and professional ethics, integrity and values; practical wisdom and mature judgment; diversity of perspective, an inquisitive and objective perspective; professional experience at a policy-making level in business, government, education or medicine; time availability for in-person participation at board and committee meetings; and a commitment to representing the long-term interests of our stockholders. We look for directors with professional competencies that include senior management operational experience, accounting and finance capabilities, deep industry-related experience, biologic development and manufacturing expertise, business development leadership, medical and scientific proficiencies, and government and public policy experience.
Independence is also an important selection criterion for nomination to our Board. Independent directors should be free of any relationship with us, our management, other directors or other parties that may impair, or appear to impair, the director’s ability to make independent judgments. Independent directors must satisfy the criteria for independence

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Information Regarding the Board of Directors and Corporate Governance
established by NASDAQ. Currently all of our directors are independent except for our Chief Executive Officer, Mr. Marucci. There are no family relationships among our Director Nominees, management and other key personnel.
Finally, candidates should be enthusiastic and excited about their service on our Board and working collaboratively with existing board members to create value for all of our stockholders.
The Nominating and Corporate Governance Committee believes that the nine director nominees collectively have the skills, experience, diversity and character to execute the Board’s responsibilities. The following is a summary of those qualifications:
ATTRIBUTES, EXPERIENCE AND SKILLS

DIRECTORS	Industry Experience	Executive/ Leadership Experience	Scientific Research/Drug Development Experience	Business Strategy/ Operations Experience	Financial Experience	Commercial Experience	Mergers & Acquisitions Experience	Public Company Board Experience
Anthony S. Marucci
Keith L. Brownlie
Cheryl L. Cohen
Herbert J. Conrad
Rita I. Jain, M.D.
James J. Marino
Garry A. Neil, M.D.
Harry H. Penner, Jr.
Denice Torres
Demographics
Gender	Race/Ethnicity

16 | Celldex Therapeutics

Information Regarding the Board of Directors and Corporate Governance
Over the past few years, our Nominating and Corporate Governance Committee implemented a process to expand our Board’s scientific and commercial experience and focused on candidates with significant commensurate experience. This process resulted in the addition of highly qualified candidates to the Board. Our Nominating and Corporate Governance Committee’s and our Board’s priority in selecting Board members is the identification of persons who will provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our Nominating and Corporate Governance Committee and our Board value diversity and, as such, also consider diversity of gender, race, sexual orientation, national origin, education, professional experience and differences in viewpoints and skills when selecting members of our Board.
Stockholder Nominations for Directorships
Under our by-laws, stockholders wishing to suggest a candidate for director should write to the Secretary of Celldex at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2026 Annual Meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Submitting Proxy Proposals and Director Nominations for the 2026 Annual Meeting.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our by-laws (including our proxy access bylaw). We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.
Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or other persons, as described above and as set forth in its written charter.
In addition, under our proxy access by-law, a stockholder (or a group of stockholders) who has owned at least 3% of the Company’s outstanding common stock continuously for at least three (3) years and has complied with the other requirements of our by-laws may nominate up to the greater of two (2) individuals or 20% of the Board for inclusion in our proxy materials for election.
Stockholder Communications
The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Celldex is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board of Directors as he considers appropriate.
Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board of Directors to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board of Directors than communications regarding personal grievances, ordinary business matters and matters as to which Celldex tends to receive repetitive or duplicative communications.
Stockholders who wish to send communications to the Board of Directors should address such communications to: The Board of Directors, Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attention: Secretary.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, as amended, that applies to our directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics includes standards of conduct including compliance with laws, antitrust, anti-corruption, gifts, lobbying, environmental compliance and conflicts of interest. Our Code of Business Conduct and Ethics is publicly available on our website at www.celldex.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our Directors or Executive Officers, we will disclose the nature of such amendments or waiver on our website or in a

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Information Regarding the Board of Directors and Corporate Governance
current report on Form 8-K. On March 14, 2023, our Board of Directors amended our Code of Business Conduct and Ethics which we included on our website.
Additionally, all Board members are expected to act in our best interests and the best interests of our stockholders and to avoid any conflicts of interest in accordance with our Code of Business Conduct and Ethics. In selecting director nominees, the Nominating and Corporate Governance Committee seeks individuals who are free from conflicts of interest.
Corporate Governance Matters
We have adopted a majority voting standard for uncontested elections of directors and eliminated the mandatory retirement age for directors. Since it is an uncontested election at this Annual Meeting, all director nominees are required to receive a number of “FOR” votes representing at least a majority of votes cast in the election. If such a director nominee fails to receive “FOR” votes representing at least a majority of votes cast and is an incumbent director, the by-laws require the director to promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee of the Board would then be charged with making a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. In contested elections, where the number of nominees exceeds the number of directors to be elected, the plurality voting standard would continue to apply.
In addition, upon the recommendation of our Nominating and Corporate Governance Committee, we adopted corporate governance guidelines which are available for viewing at www.celldex.com.
Compliance Program
Our Chief Financial Officer services as Compliance Officer under our Code of Business Conduct and Ethics, which governs ethical and legal decision-making in conducting our business and day to day operations. In addition, our General Counsel serves as Health Care Compliance Officer, who along with a Compliance Committee has oversight and responsibility for the Celldex Healthcare Compliance Program, which governs the Company’s compliance with health care laws and regulations, including privacy. Our Compliance Program is designed to promote ethical business conduct and compliance with applicable laws and regulations. Key components of our compliance program include policies and procedures, compliance training and educational opportunities as appropriate, maintaining avenues for staff to raise concerns without fear of retaliation, including anonymously through a business conduct hotline, and responding appropriately to compliance-related events.
Stock Ownership Guidelines
Our Stock Ownership Guidelines for our directors and Named Executive Officers further align their financial interests with those of our stockholders, as well as promote sound corporate governance. For a detailed description of our Stock Ownership Guidelines see “Stock Ownership Policy — Employees” and “Stock Ownership Policy — Non-Employee Directors” below.
Insider Trading Policy (including Anti-Hedging and Anti-Pledging)
We have adopted an Insider Trading Policy that governs the purchase, sale and/or other dispositions of our securities that apply to all Company personnel, including directors, officers and employees, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. Additionally, our Insider Trading Policy prohibits all employees (including Executive Officers) and directors from engaging in short sales, transactions in put or call options, hedging transactions or similar inherently speculative transactions with respect to our stock at any time. For a detailed description of our Insider Trading Policy see www.celldex.com.

18 | Celldex Therapeutics

Environmental, Social and Governance
Environmental, Social and Governance
Celldex is a biopharmaceutical company dedicated to exploring the science of mast cell biology and developing therapeutic antibodies which have the ability to engage the human immune system and/or directly affect critical pathways to improve the lives of patients with severe inflammatory, allergic, autoimmune and other devastating diseases. Our drug candidates include monoclonal and bispecific antibodies designed to address mast cell mediated diseases for which available treatments are inadequate.
We are committed to building a safe, environmentally sustainable, and ethical business that provides long-term value for all Celldex stakeholders. As part of this commitment, we support Environmental, Social and Governance (“ESG”) initiatives aligned to our mission, culture, and core values. These values provide the foundation for us to demonstrate our dedication to patients, employees, our environment, and local communities. Our Board oversees the ESG initiatives relevant to our company and the associated risks.
Environmental
We are committed to operating our facilities in an environmentally responsible way to reduce environmental impacts and protect our people, our business, the environment and the communities where we operate. In light of the potential impact our business may have on the environment, we have adopted a number of initiatives designed to eliminate, reduce, or substitute hazardous materials and waste and reduce water and energy consumption. Examples of these initiatives include:
ENVIRONMENTAL	GOVERNANCE
Continually replacing old equipment with Energy Star rated equipment
We are committed to good corporate governance and to conducting our business in an ethical manner. We have in place numerous policies and guidelines to facilitate legal and ethical conduct and to further align the interests of our employees and directors with our stockholders and other key stakeholders, including the patients we serve.
For a detailed description of several of these policies and guidelines, see “Information Regarding the Board of Directors and Corporate Governance” above.

Installing LED lighting with energy reducing controls systems
Installing low flow restroom fixtures
Implementing waste stream segregation for landfill and recyclables

Celldex Therapeutics | 19

Environmental, Social and Governance
Social
We believe much of our success is rooted in the diversity of our teams and that our business benefits from the different perspectives that a diverse workforce brings. We continue our commitment to diversity, equity, inclusion & belonging by promoting a welcoming, diverse environment, including our partnership with the internal Employee Resource Group (“ERG”). The focus of the ERG has been on:
Providing education and resources to support employee learning about DEI&B
Engaging in local community outreach to support DEI&B activities
Fostering a diverse and inclusive environment at Celldex
Working toward a diverse talent pipeline for the biotechnology industry by engaging in local communities to provide exposure to biotechnology to students
We are committed to greater data transparency, and that’s why we are sharing our 2024 Federal Employer Information Report, known as EEO-1, as follows. These data are based on U.S. federal government requirements that categorizes roles into 10 job categories, each with seven race/ethnicity categories and two gender categories. While this is important data to collect and share, it does not fully reflect all of Celldex’s job levels and titles and is not inclusive of all races, ethnicities and genders.
Senior Leadership (SVP or above)

Full Time Workforce

The Company’s labor right policy provides for equal opportunity to all employees without regard to race, color, religion, sex (including gender, pregnancy, sexual orientation, gender identity and gender expression), national origin, disability, age, genetic information, ethnicity, citizenship status, participation in uniformed military services of the United States, or any other class or status protected by federal, state, or local law.

20 | Celldex Therapeutics

Executive Officers
Executive Officers
The following table sets forth certain information regarding our current Executive Officers:

ANTHONY S. MARUCCI	TIBOR KELER, PH.D.	SARAH CAVANAUGH
President, Chief Executive Officer and Director	Executive Vice President and Chief Scientific Officer	Senior Vice President, Corporate Affairs and Administration
Age: 63	Age: 66	Age: 50

ELIZABETH CROWLEY	MARGO HEATH-CHIOZZI, M.D.	FREDDY JIMENEZ
Senior Vice President and Chief Product Development Officer	Senior Vice President, Regulatory Affairs	Senior Vice President and General Counsel
Age: 53	Age: 68	Age: 56

SAM MARTIN	RONALD PEPIN, PH.D.	RICHARD WRIGHT, PH.D.
Senior Vice President, Chief Financial Officer and Secretary	Senior Vice President and Chief Business Officer	Senior Vice President and Chief Commercial Officer
Age: 54	Age: 69	Age: 61

DIANE C. YOUNG, M.D.
Senior Vice President, Chief Medical Officer
Age: 69

ANTHONY S. MARUCCI, 63	CAREER HIGHLIGHTS
Founder, President and CEO Since September 2008 (Director since December 2008)	Celldex	Former Vice President, Chief Financial Officer, Treasurer and Secretary
EDUCATION: M.B.A. from Columbia University and his M.H.L. from Brown University	Medarex	Treasurer (now a part of Bristol-Myers Squibb Co.) from December 1998 to March 2004 and senior financial positions from December 1998 to March 2003
	Genenta Science S.p.A.	Board of directors from May 2021 to April 2024
	BioNJ Inc.	Board of Trustees

Celldex Therapeutics | 21

Executive Officers
TIBOR KELER, PH.D., 66	CAREER HIGHLIGHTS
Founder, Executive Vice President and Chief Scientific Officer Since July 2014	Celldex	Senior Vice President and Chief Scientific Officer from March 2008 to July 2014 Vice President, Research and Discovery and Chief Scientific Officer from May 2003 to March 2008
EDUCATION: Ph.D. in Microbiology from the University of Pennsylvania	Medarex	Senior Director of Preclinical Development and Principal Scientist from September 1993 to March 2004
SARAH CAVANAUGH, 50	CAREER HIGHLIGHTS
Senior Vice President, Corporate Affairs and Administration Since June 2017	Celldex	Vice President, Investor Relations and Corporate Communications from August 2012 to June 2017
	MacDougall Biomedical Communications	Vice President from 2007 to 2012
EDUCATION: B.A. from the University of New Hampshire	Point Therapeutics, Inc.	Former Director of Corporate Communications
	Fallon Community Health Plan	Former Director of Corporate Communications
	American Cancer Society	Various former positions including Division Communications and Marketing Director for the Mid-South Division
ELIZABETH CROWLEY, 53	CAREER HIGHLIGHTS
Senior Vice President and Chief Product Development Officer Since August 2016	Celldex	Senior Vice President, Product Development from July 2014 to August 2016 Vice President, Clinical Development from 2009 to July 2014
EDUCATION: B.S. in Chemistry with a concentration in Business from Boston College	CuraGen Corporation	Held several senior level roles, most recently serving as the Vice President of Development Operations
	Bayer Corporation	Held several roles in clinical research and project management, most recently serving as the Director of Global Study Audit Management

22 | Celldex Therapeutics

Executive Officers
MARGO HEATH- CHIOZZI, M.D., 68	CAREER HIGHLIGHTS
Senior Vice President, Regulatory Affairs Since 2017	Bristol-Myers Squibb Company	Served as Executive Director, Global Regulatory Sciences; Vice President, Global Regulatory Strategy; and Vice President, Global Submissions and Regulatory Policy from 2003 until September 2017

EDUCATION:
B.S. and M.D. from the University of Utah. She received further medical training in internal medicine at Duke University and completed fellowships in infectious disease at Brigham & Women’s Hospital and Dana-Farber Cancer Institute in Boston
Abbott Laboratories
Served as Medical Director, Pharmacogenetics; Senior Director, Global Marketed Product Development and Outcomes Research; and Global Project Head, Abbott/Millennium Obesity/Diabetes Alliance from 1995 to 2003

	University of Hawaii John A. Burns School of Medicine	Former Assistant Professor
	Queen’s Medical Center	Former Director of the HIV Research Clinical
	Kapiolani Medical Center	Former Director of the Women’s Immunology Clinical for Women and Children, in Honolulu
FREDDY JIMENEZ, 56	CAREER HIGHLIGHTS
Senior Vice President and General Counsel Since 2021	Celldex	Vice President, Law and Compliance from February 2016 to December 2020
EDUCATION: B.A. in Biology and Certificate in the Legal Studies Program from Brandeis University and his legal training and JD from the Rutgers School of Law — Newark.	Johnson & Johnson
Assistant General Counsel, Senior Counsel and General Attorney from 1999 to 2016
FDA Liaison for the R.W. Johnson Pharmaceutical Research Institute (a Johnson & Johnson Company) and varying roles of increasing seniority in regulatory affairs and clinical research from 1991 to 1997

	Akin Gump Strauss Hauer & Feld LLP	Associate in the Food and Drug Practice from 1997 to 1999
SAM MARTIN, 54	CAREER HIGHLIGHTS
Senior Vice President, Chief Financial Officer and Secretary Since 2017	Celldex	Vice President, Finance from January 2015 to July 2017 Senior Director of Finance from August 2011 to January 2015 Director of Financial Reporting, Planning and Analysis from 2009 to 2011
EDUCATION: M.B.A. from Boston University, a B.S. from Skidmore College and is a Certified Public Accountant	Alseres Pharmaceuticals, Inc.	Held several former roles, most recently served as Director of Finance and Corporate Compliance
	Ernst & Young LLP	Held several former roles, most recently serving as Audit Manager

Celldex Therapeutics | 23

Executive Officers
RONALD PEPIN, PH.D., 69	CAREER HIGHLIGHTS
Senior Vice President and Chief Business Officer Since 2011	Shire Pharmaceuticals	Vice President from June 2010 to April 2011
EDUCATION: B.A. from Tufts University and Ph.D. in Genetics from Georgetown University	Medarex	Senior Vice President, Business Development from August 2000 to December 2009
	Bristol-Myers Squibb Company	Former Executive Director of External Science and Technology
RICHARD WRIGHT, PH.D., 61	CAREER HIGHLIGHTS
Senior Vice President and Chief Commercial Officer Since 2015	Celldex	Vice President of Commercial Operations from April 2012 to July 2015

EDUCATION:
B.S. in Biological Sciences from Rutgers University and M.S. and Ph.D. in Microbiology and Molecular Genetics from The University of Medicine and Dentistry of New Jersey (Rutgers University). M.B.A. in Marketing and Finance from Columbia University.
	Navigant Consulting	Served as Managing Director from November 2010 to April 2012
	Bristol-Myers Squibb	Held several former roles, most recently serving as Senior Vice President of the U.S. ImmunoScience Division from September 2003 to October 2010
	Novartis Pharmaceutics	Held several former roles, most recently serving as Executive Director, Transplant & Immunology Sales from October 1992 to September 2003

24 | Celldex Therapeutics

Executive Officers
DIANE C. YOUNG, M.D., 69	CAREER HIGHLIGHTS
Senior Vice President, Chief Medical Officer Since 2019	GTx, Inc	Vice President, Chief Medical Officer from July 2015 until February 2019

EDUCATION:
A.B. in Biochemical Sciences from Harvard University and her M.D. from Harvard Medical School. Medical training in internal medicine at Johns Hopkins Hospital and Vanderbilt University Hospital and completed a fellowship in medical oncology at Dana-Farber Cancer Institute.
Novartis Oncology
Vice President, Head of Oncology Clinical Development and Medical Affairs, Latin America and Canada; Vice President, Global Head of Medical Affairs, Oncology Business Unit; and Vice President, Global Head of Clinical Development Phase 2/3, Oncology Business Unit from 2002 to June 2015

	R.W. Johnson Pharmaceutical Research Institute	Held roles including Vice President for Global Development and Senior Director, Clinical Research and Development from 1993 to 2002
	Sandoz Research Institute	Held roles at Director of Clinical Research, Cytokine Development Unit and Associate Medical Director from 1991 to 1993
	Hoffman-LaRoche, Inc.	Assistant Director, Clinical Investigation II from 1988 to 1990

Celldex Therapeutics | 25

Executive Compensation
Executive Compensation
Compensation Discussion and Analysis
Introduction
Our Compensation and Organization Development Committee oversees and administers our executive compensation programs. The Committee’s complete roles and responsibilities are set forth in the written charter of the Compensation and Organization Development Committee adopted by our Board of Directors, which can be found at our website, www.celldex.com.
Overview
Our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established goals and align the interests of our executives with our stockholders. We believe that the compensation of our Executive Officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.
We describe below our compensation philosophy, policies and practices with respect to our (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) three most highly compensated Executive Officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as Executive Officers as of December 31, 2024, collectively referred to as our Named Executive Officers. In 2024, our Named Executive Officers were as follows:
ANTHONY S. MARUCCI		TIBOR KELER, PH.D.
President, Chief Executive Officer and Director		Executive Vice President and Chief Scientific Officer
ELIZABETH CROWLEY	MARGO HEATH-CHIOZZI, M.D.	SAM MARTIN
Senior Vice President, Chief Product Development Officer	Senior Vice President, Regulatory Affairs	Senior Vice President, Chief Financial Officer and Secretary
We are a biopharmaceutical company dedicated to exploring the science of mast cell biology and developing therapeutic antibodies which have the ability to engage the human immune system and/or directly affect critical pathways to improve the lives of patients with severe inflammatory, allergic, autoimmune and other devastating diseases. Our drug candidates include monoclonal and bispecific antibodies designed to address mast cell mediated diseases for which available treatments are inadequate. We establish corporate goals that are designed to contribute to the development of our lead programs, ensure that we manage our cash effectively and have sufficient funding to complete near-term development activities for our lead drug candidates and, where appropriate, to pursue partnerships and collaborations through which we can leverage the value of our drug candidates. We seek to link the financial interests of our Named Executive Officers to those of our stockholders by tying compensation to the achievement of these strategic corporate goals, which we believe will drive long-term stockholder value. Each year we establish corporate goals, the achievement of which we believe is essential to the long-term success of our business.
The Compensation and Organization Development Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group and the Aon Global Life Sciences (“Aon”) Survey results. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and company constraints. The Compensation and Organization Development Committee increased the annual base salary for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin by 4.2% to 6.9% in mid-2024 as described in the base salary section below.
In December 2024 and January 2025, our Compensation and Organization Development Committee reviewed our performance relative to our 2024 corporate goals. Our corporate goals cover priorities important to both our short- and long-term success. The Committee considers both quantitative and qualitative results and applies discretion when

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evaluating performance and determining total bonus payout potential. Based on its evaluation of our performance against our strategic goals, including the achievement of stretch goals, the Committee determined a payout factor of 120% of the target.
In 2024, we accomplished the following significant milestones during the year:
Continued progress across the barzolvolimab clinical program:

In 2024, we made significant progress across the barzolvolimab development program, successfully executing across several clinical studies, including the initiation of our Phase 3 program in chronic spontaneous urticaria (CSU) and the reporting of multiple positive data sets, including best-in-disease data from Phase 2 studies in both CSU and chronic inducible urticaria (CIndU).
Notably, in the third quarter of 2024, we initiated a global Phase 3 program in CSU consisting of two Phase 3 trials (EMBARQ-CSU1 and EMBARQ-CSU2) and enrollment is ongoing. The studies are designed to establish the efficacy and safety of barzolvolimab in adult patients with CSU who remain symptomatic despite H1 antihistamine treatment and also include patients who remain symptomatic after treatment with biologics. EMBARQ-CSU1 and EMBARQ-CSU2 will enroll approximately 915 patients each across approximately 40 countries and 500 sites. The Company is currently planning a global Phase 3 program in chronic inducible urticaria (CIndU), which is expected to initiate in 2025.
We completed enrollment to the Phase 2 study in CSU and presented primary endpoint data in late 2023. All primary and secondary endpoints were met at 12 weeks and we continued to treat and follow patients on study throughout 2024. In late 2024, we reported on both clinical efficacy and safety outcomes at 52 weeks. A deepening of response was observed over the 52 week treatment period and barzolvolimab demonstrated the highest rate of complete response observed in a well controlled study in CSU with 71% of patients (150 mg Q4W) achieving a complete response at Week 52. Importantly, barzolvolimab was also well tolerated through 52 weeks. Patients continued to be followed and additional data will be presented in 2025.
We completed enrollment to the Phase 2 study in CIndU and presented primary endpoint data in 2024. Barzolvolimab is the first drug to demonstrate clinical benefit in patients with chronic inducible urticaria in a large, randomized, placebo-controlled study, meeting all primary and secondary endpoints at 12 weeks. Up to 53.1% of patients with cold urticaria (ColdU) and 57.6% of patients with symptomatic dermographism (SD) treated with barzolvolimab experienced a complete response (per provocation test) compared to placebo rates of only 12.5% (p=0.0011) in ColdU and 3.2% (p<0.0001) in SD. Barzolvolimab was also well tolerated through 12 weeks. Patients on study continued to receive barzolvolimab or placebo and we plan to report longer term data in 2025.
We continued to execute across the Phase 2 study of barzolvolimab in patients with eosinophilic esophagitis (EOE) and initiated Phase 2 studies in prurigo nodularis (PN) and atopic dermatitis (AD) in 2024. Enrollment to the EOE study was completed in early 2025 and data is expected in 2025.

Continued progress across our bispecific platform:

Our next generation bispecific antibody platform is supporting the expansion of our pipeline with additional candidates for inflammatory diseases. Targets are being selected based on new science as well as their compatibility to be used in bispecific antibody formats with our existing antibody programs. Development is focused on emerging, important pathways controlling inflammatory diseases. CDX-622, the first candidate, targets two complementary pathways that drive chronic inflammation, potently neutralizing the alarmin thymic stromal lymphopoietin (TSLP) and depleting mast cells via stem cell factor (SCF) starvation. In November 2024, a Phase 1 dose-escalation study in healthy volunteers was initiated and enrollment is ongoing.

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Fund the continued development of our clinical and preclinical programs and the overall operation of our business:
In March 2024, we successfully raised $432 million in net proceeds from an underwritten public offering and ended the year with cash, cash equivalents and marketable securities of $725 million.	$725M
Execute across Diversity, Equity, Inclusion, and Belonging (DEIB) initiatives:

In 2024, we continued our commitment to diversity, equity, inclusion & belonging by promoting a welcoming, diverse environment, including our partnership with the internal Employee Resource Group (ERG). The ERG focused their efforts on hosting local urban high school and college STEM students for experiential learning in biotechnology and delivering various employee educational programs at Celldex.

Independent Compensation Consultants
The Compensation and Organization Development Committee believes that independent advice is important in developing Celldex’s director and executive compensation programs and engages Aon’s Human Capital Solutions practice, a division of Aon plc, as its independent compensation consultant. Aon reports directly to the Compensation and Organization Development Committee and provides guidance on trends in executive and non-employee director compensation, the development of specific executive compensation programs, the composition of the Company’s compensation peer group and other matters as directed by the Compensation and Organization Development Committee. The Company also participated in various Aon surveys in 2024. In 2024, Aon did not provide any other services to Celldex. The Compensation and Organization Development Committee has assessed the independence of Aon and concluded that no conflict of interests exists under applicable NASDAQ and SEC rules.
Data Used to Make Compensation Determinations
In making decisions regarding the compensation of our Executive Officers, the Compensation and Organization Development Committee generally considers compensation and survey data for similarly situated executives at a comparison group of companies it considers our peer group as a reference point. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions.
We draw upon a pool of talent that is highly sought after by large and established pharmaceutical and biotechnology companies as well as other development-stage life science companies, both within and outside our geographic areas. We believe that the compensation practices of our industry in general and of our select peer group in particular provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We believe we must offer a compensation package to all of our officers and our other employees that is competitive with our peer group, as well as larger pharmaceutical and biotechnology companies from whom we frequently draw talent. In addition, the comparator companies should be aligned with our current stage of development and have similar short and long-term growth objectives. In 2024, the Compensation and Organization Development Committee set the target level of total executive compensation, as well as the key elements of compensation, at the 50th percentile of our peer group, but then adjusted each of the elements based on an individual’s performance and contribution to our strategic objectives. The Committee may need to adjust these levels in the future to attract or retain specific individuals.
We review the targeted 50th percentile levels of cash, equity and total compensation for all comparable officers in our peer group relative to the elements of compensation paid to our officers. In considering how these data relate to our existing compensation structure, we take into account our size, stage of development, performance and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our officers versus those of comparable executives at such peer group companies. We used two primary market frames of reference (which we refer to as the “market”) against which to compare our total executive compensation practices and levels and inform our decisions regarding compensation of our officers as follows:
•
Select Peer Group — A select group of national biotechnology companies at a similar stage of development as our company with similar headcount, R&D expense, market capitalization and in most cases, similar therapeutic targets, and

•
Aon Global Life Sciences Survey — A national survey of executive compensation levels and practices that covers approximately sixty executive positions in over 600 multinational life sciences organizations.

We do not apply a specific weighting to either data source when making compensation comparisons. Instead, we develop competitive market guidelines using these data sources.

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We review our peer group each year to ensure continued relevance as we grow and develop, and the Compensation and Organization Development Committee approves our peer group prior to its adoption. In March 2024, the following peer group was approved by the Compensation and Organization Development Committee and used to inform our decisions affecting executive compensation in 2024:
Apellis Pharmaceuticals	Iovance Biotherapeutics
Arcellx	Keros Therapeutics
Arvinas	Kiniksa Pharmaceuticals
Biohaven	Madrigal Pharmaceuticals
Blueprint Medicines	Morphic
BridgeBio Pharma	Protagonist Therapeutics
CRISPR Therapeutics	Roivant Sciences
Cytokinetics	SpringWorks Therapeutics
Denali Therapeutics	Syndax Pharmaceuticals
ImmunityBio	Vaxcyte
Immunovant	Vir Biotechnology
Inhibrx	Zentalis Pharmaceuticals
In March 2024, this peer group consisted of public companies in the biopharmaceutical industry with product candidates generally in mid to late-stage development, with employee headcount 50th percentile of 341 (range of 112 to 904), R&D expense 50th percentile of $301 million and market capitalization 50th percentile of $3.6 billion. We believe that, as of March 2024, this list was representative of the companies with whom we generally compete for talent.
Administration and Objectives of Our Executive Compensation Program
The Compensation and Organization Development Committee of the Board of Directors, which comprises independent, non-employee directors, is responsible for establishing and administering the policies governing the compensation of our Executive Officers, including salary, bonus and stock option grants. The policy of the Compensation and Organization Development Committee is to compensate our Executive Officers with competitive salaries based on their level of experience and job performance. All Executive Officers are eligible for annual bonus awards based on achievement of our strategic corporate goals and participation in our stock option program. Stock option grants are made in accordance with our 2021 Omnibus Equity Incentive Plan (the “2021 Incentive Plan”). Prior to the approval of the 2021 Incentive Plan, stock option grants were made in accordance with our 2008 Stock Option and Incentive Plan, as amended (the “2008 Plan”). The Compensation and Organization Development Committee is also responsible for the administration of our 2004 Employee Stock Purchase Plan, as amended (the “2004 Plan”), in which employees participate on a voluntary basis.
Our Compensation and Organization Development Committee has designed our overall executive compensation program to achieve the following objectives:
•
attract and retain talented and experienced executives;

•
motivate and reward executives whose knowledge, skills and performance are critical to our success;

•
provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of predetermined goals;

•
ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

•
foster a shared commitment among executives by aligning our and their individual goals; and

•
compensate our executives to manage our business to meet our near-term and long-term objectives.

We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve these objectives. We determine the percentage mix of compensation structures that we think is appropriate for each of our Executive Officers. In general, the Compensation and Organization Development Committee believes that a substantial percentage of the compensation of our Executive Officers should be performance based. We consider stock options that vest over time an appropriate choice of long-term incentive given the development stage of the Company. The Compensation and Organization Development Committee uses its judgment, experience, relative peer group data and the recommendations of the Chief Executive Officer (except for his own compensation) to determine the appropriate mix of compensation for each Executive Officer.

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In determining whether to adjust the compensation of any of our Named Executive Officers, we annually take into account the changes, if any, in the following:
•
market compensation levels;

•
the contributions made by each Executive Officer;

•
the performance of each Executive Officer;

•
the increases or decreases in responsibilities and roles of each Executive Officer;

•
the business needs of the Company with respect to each Executive Officer;

•
the relevance of each Executive Officer’s experience to other potential employers; and

•
the readiness of each Executive Officer to assume a more significant role within the organization.

In addition, with respect to new Executive Officers, we take into account their prior base salary and annual cash incentives, their expected contribution and our business needs. We believe that our executive officers should be fairly compensated each year relative to market pay levels within our industry.
Executive Compensation Components
In order to both attract and retain experienced and qualified executives to manage us, the Compensation and Organization Development Committee’s policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional incentive-based compensation through the payment of annual cash bonuses and the grant of stock-based incentive awards. This policy is designed to have a significant portion of each executive’s total compensation be tied to our progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals and align the executive’s interest with those of our stockholders.
Our executive compensation program is primarily composed of base salary, incentive cash compensation payable on an annual basis and equity compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, group life and accidental death and dismemberment insurance, short and long-term disability coverage and our 401(k) plan. Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in 2024 based on a number of factors including:
•
our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

•
the roles and responsibilities of our executives;

•
the individual experience and skills of, and expected contributions from, our executives;

•
the amounts of compensation being paid to our other executives; and

•
our executives’ historical compensation.

We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above.
Base Salary
Each Executive Officer (except the Chief Executive Officer whose performance is reviewed by the Compensation and Organization Development Committee) has an annual performance review with the Chief Executive Officer who makes recommendations on salary increases, promotions, cash bonuses and stock option grants to the Compensation and Organization Development Committee. We have historically established base salaries for each of our executives based on many factors, including average salary increases expected in the biotechnology industry in the Boston, Massachusetts, New Haven, Connecticut and central New Jersey areas, competition in the marketplace to hire and retain executives, experiences of our Board members and leadership team with respect to salaries and compensation of executives in similarly situated companies in our industry and other similar industries, as well as additional factors which we believe enable us to hire and retain our leadership team in an extremely competitive environment. Our Compensation and Organization

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Development Committee annually reviews salary ranges and individual salaries for our Executive Officers and approved the following annual salaries for our Named Executive Officers:
	Annual Salary
Name	As of December 31, 2024	As of December 31, 2023	Increase $	Increase %
Anthony S. Marucci	$769,611	$736,470	$33,141	4.5%
Tibor Keler, Ph.D.	$542,573	$520,573	$22,000	4.2%
Elizabeth Crowley	$463,059	$433,059	$30,000	6.9%
Margo Heath-Chiozzi, M.D.	$475,069	$449,569	$25,500	5.7%
Sam Martin	$477,240	$457,240	$20,000	4.4%
Annual Performance-Based Cash Bonus
We have designed our annual cash bonuses to reward our Executive Officers for their individual performance and contributions to our corporate goals for each year, as approved in advance by our Compensation and Organization Development Committee and Board of Directors. The corporate goals are allocated between specific product and financial performance targets. Achievement of our corporate goals was, in 2024, the primary factor considered by our Compensation and Organization Development Committee in determining the annual bonuses for our Executive Officers. However, the Compensation and Organization Development Committee retains discretion to adjust any individual bonus based on assessment of such individual’s performance. Our performance-based bonus plan emphasizes the contributions of each of our Executive Officers to the achievement of our corporate goals.
At the beginning of each calendar year, the Compensation and Organization Development Committee establishes annual corporate performance goals and target bonuses. In 2024, the Compensation and Organization Development Committee established target bonuses for each of our Named Executive Officers including 60% of base salary for Mr. Marucci, 45% of base salary for Dr. Keler, and 40% of base salary for Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin. Corporate goals are proposed by management, reviewed and approved by the Compensation and Organization Development Committee and also approved by the Board of Directors on an annual basis. The Compensation and Organization Development Committee considers and assigns a relative weight to appropriately focus efforts on corporate goals that are intended to enhance shareholder value.
The Compensation and Organization Development Committee reviewed the 2024 corporate goals at meetings held in April, June and September 2024 to gauge our levels of achievement and to assess whether the corporate goals approved earlier in the year remained relevant and complete. In December 2024 and January 2025, prior to approving 2024 incentive bonuses, the Compensation and Organization Development Committee evaluated our 2024 performance by assessing if, and the extent to which, we achieved or failed to achieve the corporate goals approved by the Board of Directors for 2024. The Compensation and Organization Development Committee considered the 2024 performance and determined that based on the success the Company had in accomplishing the significant milestones detailed above we met 120% of our 2024 corporate goals for pipeline development and business and financial operations. Our corporate goals for 2024 and the level at which the Compensation and Organization Development Committee determined they were achieved are as follows:
2024 Corporate Goals
	Pipeline Development:	Business and Financial Operations:	Totals:
Relative Weight	65%	35%	100%
Goals
•
Progress the barzolvolimab clinical program, including continued execution of ongoing studies, reporting data at key medical meetings and advancing activities to prepare for late-stage trials and potential commercialization.

•
Progress our bispecific clinical and preclinical programs.

		• Fund the continued development of our clinical and preclinical programs and the overall operation of our business. • Execute across Diversity, Equity, Inclusion, and Belonging initiatives.
2024 Achievement	78%	42%	120%

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At the Compensation and Organization Development Committee’s January 2025 meeting, Mr. Marucci reviewed in detail the performance of each Executive Officer, excluding himself, and considered such individual’s contributions to our success in 2024. Mr. Marucci’s bonus recommendations were based on such individual performance assessments and the fact that the Company achieved 120% of its predetermined corporate goals in 2024 and each employee, including the Executive Officers, contributed to our success in achieving the 2024 corporate goals.
The Compensation and Organization Development Committee discussed Mr. Marucci’s recommendations for the Named Executive Officers and reviewed Mr. Marucci’s performance for fiscal 2024. Based on Mr. Marucci’s recommendations for each of the Named Executive Officers, the Compensation and Organization Development Committee’s review of Mr. Marucci’s performance and the Compensation and Organization Development Committee’s determination that the Company achieved 120% of the corporate goals for 2024, the Compensation and Organization Development Committee approved the following annual bonus payments for our Named Executive Officers:
Name	Target % of Base Salary	Final Payout % of Base Salary	Final Payout $
Anthony S. Marucci			$554,000
Tibor Keler, Ph.D.			$295,000
Elizabeth Crowley			$234,000
Margo Heath-Chiozzi, M.D.			$228,034
Sam Martin			$229,076
The Compensation and Organization Development Committee approved annual bonus payments of 120%, 121%, 126%, 120% and 120% of the 2024 bonus target for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, respectively, depending on each individual’s performance and their respective position. The Compensation and Organization Development Committee determined that annual incentive bonuses paid to the Named Executive Officers for 2024, were fair, reasonable and appropriate based on the factors described above.
Equity Compensation
We also use stock options and equity-based incentive programs to attract, retain, motivate and reward our Executive Officers. Through our equity-based grants, we seek to align the interests of our Executive Officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion.
We have adopted an equity grant policy that formalizes how we grant equity awards by setting a regular schedule for granting equity awards in connection with the hiring or promotion of any of our employees, granting annual equity awards and granting equity awards to non-employee directors. Such policy also outlines grant approval requirements and specifies the vesting schedule and exercise prices for stock option awards. We believe that this policy will mitigate the risk that issues or concerns would be raised in the future regarding the timing of grants of equity awards to our officers, directors and employees.

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All such grants to our Named Executive Officers are subject to prior approval by the Compensation and Organization Development Committee at a regularly scheduled meeting during the year. The date of grant and the fair market value of the award are based upon the date of the Compensation and Organization Development Committee meeting approving such grant. When granting equity-based awards, the Compensation and Organization Development Committee considers a number of factors in determining the amount of equity incentive awards, if any, to grant to our executives, including:
•
the existing levels of stock ownership among the Executive Officers relative to each other and to our employees as a whole;

•
previous grants of stock options to such Executive Officers;

•
vesting schedules of previously granted options;

•
the performance of the executives and their contributions to our overall performance;

•
an outside survey of stock option grants and restricted common stock awards in the biotechnology industry;

•
an outside survey of similarly situated biotechnology companies’ proxy statements;

•
personal knowledge of the Compensation and Organization Development Committee members regarding executive stock options and restricted common stock awards at comparable companies;

•
the financial statement impact of stock option awards on our results of operations; and

•
the amount and percentage of our total equity on a diluted basis held by our executives.

Equity compensation awards to our Named Executive Officers consist of stock option awards. Stock option awards provide our Executive Officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with us. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter. All historical option grants were made at what our Compensation and Organization Development Committee and Board of Directors determined to be the fair market value of our shares of our common stock on the respective grant dates.
On June 13, 2024, the Compensation and Organization Development Committee awarded stock options to all qualified employees, including the following stock options to our Named Executive Officers:
Name	Number of Options	Exercise Price ($/Sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
Anthony S. Marucci	300,000	36.43	7,903,800
Tibor Keler, Ph.D.	93,000	36.43	2,450,178
Elizabeth Crowley	85,000	36.43	2,239,410
Margo Heath-Chiozzi, M.D.	82,000	36.43	2,160,372
Sam Martin	81,000	36.43	2,134,026

(1)
The exercise prices reflect the closing price of our common stock on the grant date.

(2)
The grant date fair values are generally the amount we would expense in our financial statements over the award’s service period, but does not include a reduction for estimated forfeitures.

The Stock options granted to our Executive Officers in 2024 have exercise prices equal to 100% of the fair value on the date of grant and vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter based on continued service. We believe that stock options structured in this manner encourage our Executive Officers to focus on increasing stockholder value and stock price appreciation over the long term and limit unnecessary risk taking behavior, while promoting retention.
Other Benefits
We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive Officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and accidental death and dismemberment insurance, short and long-term disability coverage and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan. In addition, Mr. Marucci’s compensation includes the annual premium for a $1,000,000 term life insurance policy and the personal use of a Company car.

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Employment Agreements and Post-Termination Compensation and Benefits
We depend greatly on the intellectual capabilities and experience of our key executives. Our success is dependent on our ability to attract and retain highly skilled executives with significant experience in the biotechnology industry, particularly as we expand our activities in clinical trials, the regulatory approval process and sales and manufacturing. Therefore we enter into employment agreements with each of our Named Executive Officers.
In general, each employment arrangement provides for cash severance, 100% acceleration of any unvested options, and/or other equity awards and continuation of certain employee benefits in the event that an executive’s employment is terminated within a one year period immediately following a change of control either without cause or by the executive for good reason. The cash severance consists of a single lump sum payment equal to (i) twenty-four (24) times the executive’s highest monthly base compensation paid hereunder during the preceding twenty-four month period, plus (ii) 150% (200%, in the case of Mr. Marucci) of the highest one-year annual bonus actually received by the executive during the preceding two full fiscal years prior to the date of termination. We use a “double trigger” with respect to benefits that are to be provided in connection with a change of control. A change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause, death or disability or by the executive for good reason during the one year period immediately following the change of control. We believe a “double trigger” benefit maximizes shareholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk.
In addition to the benefits that only accrue in connection with a change of control, our agreements with the Named Executive Officers provide for cash severance, 25% acceleration of unvested options (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley) and/or other equity awards and continuation of certain employee benefits if we terminate their employment with us without cause or they terminate their employment with us for good reason, as such terms are defined in the applicable agreement with the Executive Officer. The cash severance consists of a lump sum cash payment equal to 100% (200% in the case of Mr. Marucci) of the executive’s then existing base salary. A further discussion of the terms and projected payments under each of these agreements is set forth below under the heading “Potential Payments upon Termination of Employment or Change in Control.”
Committee Consideration of the Company’s 2024 Shareholder Advisory Vote on Executive Compensation

At our 2024 Annual Meeting of Shareholders, approximately 98% of the shares voted at the meeting approved, on an advisory basis, the compensation of the Named Executive Officers. Given that a majority of the shares voted approved the ‘say on pay’ advisory proposal, the Committee did not implement specific changes and continued with its performance-based compensation philosophy and its balanced approach to various components of its compensation program. However, the Compensation and Organization Development Committee does monitor the results of the annual advisory ‘say-on-pay’ proposal and refers to such results as one of many factors considered in connection with the discharge of its responsibilities, although the Committee does not assign a quantitative weighting to any such factors.
We listen to the views of shareholders and receive valuable commentary and insights from them. We believe that our executive compensation program is aligned with structures and the components sought by our shareholders and the practices of our peer companies. We believe that our program is effective at motivating our Executive Officers to achieve our goals.
The Compensation and Organization Development Committee and the Board are committed to continually evaluating changes to the compensation program that will enhance the link between our long-term strategy and objectives and the incentives for our Executive Officers and enhancing alignment between our Executive Officers’ and our shareholders’ interests.

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Stock Ownership Policy — Employees
In March 2021, our Board adopted a stock ownership policy which requires our Chief Executive Officer and our other Executive Officers (the “Covered Persons”) to own shares of our common stock to further align their interests with those of our stockholders. The guidelines require that Covered Persons achieve the following level of stock ownership as a multiple of annual salary when the policy was adopted:
Level	Minimum Required Level of Stock Ownership
CEO
Other Executive Officers
For purposes of these calculations, the following shares of our common stock count toward satisfaction of the guidelines: (i) shares held outright by the Covered Person or his or her immediate family members, (ii) shares held indirectly by trusts, family partnerships and other types of entities formed for the benefit of the Covered Person or his or her immediate family members, (iii) the value of vested stock options (valued at 70% of their net value) and restricted stock units and performance stock units, if any (valued at 70% of their fair market value) and (iv) shares held by investment funds, trusts, retirement funds, partnerships, corporations and other types of entities over which the Covered Person has the ability to influence or direct investment decisions. For purposes of these calculations, the base salary amounts are based on the base salaries in effect as of March 2021.
Covered Persons are required to achieve the relevant ownership threshold on or before January 1, 2026 (the fifth measurement date following the adoption of the plan) or, if a Covered Person is appointed or promoted after March 2021, five measurement dates from his or her respective date of appointment or promotion, and are based on the base salary in effect at the time of such appointment or promotion.
We assess compliance with these stock ownership guidelines on an annual basis. At January 1, 2025, all officers had achieved their required stock ownership.

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Compensation and Organization Development Committee Report*
Our Compensation and Organization Development Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussion of the Compensation Discussion and Analysis, the Compensation and Organization Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
This Compensation and Organization Development Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent the Company incorporates such Report by specific reference.
Compensation and Organization Development Committee:
James J. Marino, J.D., Chair
Cheryl L. Cohen
Harry H. Penner, Jr., J.D., L.L.M.

*
The foregoing report of the Compensation and Organization Development Committee is not to be deemed “filed” with the SEC (irrespective of any general incorporation language in any document filed with the SEC) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the SEC.

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Summary Compensation Table
The following summary compensation table reflects certain information concerning compensation for services in all capacities awarded to, earned by or paid during the years ended December 31, 2024, 2023 and 2022 to (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our three most highly compensated Executive Officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as Executive Officers as of December 31, 2024 (collectively, the “Named Executive Officers”).
Name and Principal Position	Years	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Anthony S. Marucci President and Chief Executive Officer	2024	751,766	554,000	—	7,903,800	—	—	19,599	9,229,165
	2023	721,218	530,000	—	7,092,975	—	—	17,651	8,361,844
	2022	693,479	424,886	—	4,262,250	—	—	20,668	5,401,283
Tibor Keler., Ph.D. Executive Vice President and Chief Scientific Officer	2024	530,727	295,000	—	2,450,178	—	—	10,073	3,285,978
	2023	509,804	291,000	—	2,610,215	—	—	9,590	3,420,609
	2022	491,458	238,773	—	1,551,459	—	—	8,796	2,290,486
Elizabeth Crowley(4) Senior Vice President, Chief Product Development Officer	2024	446,905	234,000	—	2,239,410	—	—	10,033	2,930,348

Margo Heath-Chiozzi, M.D. Senior Vice President, Regulatory Affairs	2024	461,338	228,034	—	2,160,372	—	—	10,080	2,859,824
	2023	440,259	217,500	—	2,269,752	—	—	9,455	2,936,966
	2022	424,406	183,286	—	1,312,773	—	—	6,433	1,926,898
Sam Martin Senior Vice President and Chief Financial Officer	2024	466,470	229,076	—	2,134,026	—	—	10,548	2,840,120
	2023	447,771	219,475	—	2,269,752	—	—	9,628	2,946,626
	2022	425,205	182,896	—	1,449,165	—	—	9,155	2,066,421

(1)
The amounts in the Bonus column include annual bonus amounts earned by each of our Named Executive Officers in 2024, 2023 and 2022.

(2)
The amounts in the Option Awards column reflect the dollar amounts for the aggregate grant date fair value in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) of stock option awards made in fiscal years ended December 31, 2024, 2023 and 2022 for annual awards pursuant to the 2021 Incentive Plan. For a discussion regarding the valuation of our stock option awards for financial statement reporting purposes, please refer to Note 2 in the Notes to the Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not represent the actual amounts paid to the Named Executive Officers or the actual value that may be realized by the Named Executive Officers upon exercise of such stock options.

(3)
The amounts listed in the All Other Compensation column include our matching contribution to the 401(k) Savings Plan of each Named Executive Officer and premiums paid for life insurance under our nondiscriminatory group plan for each Named Executive Officer. In addition, Mr. Marucci’s compensation includes (i) the annual premium of $2,550 in 2024, 2023 and 2022 for a $1,000,000 term life insurance policy and (ii) $5,531, $4,051 and $8,167 for the personal use of a Company car in 2024, 2023 and 2022, respectively.

(4)
Ms. Crowley became Senior Vice President, Product Development in August 2016.

Celldex Therapeutics | 37

Executive Compensation
Grants of Plan-Based Awards
The following table provides information on stock options and stock awards granted in 2024 to each of our Named Executive Officers.
		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Anthony S. Marucci	6/13/24					300,000	36.43	7,903,800
Tibor Keler, Ph.D.	6/13/24					93,000	36.43	2,450,178
Elizabeth Crowley	6/13/24					85,000	36.43	2,239,410
Margo Heath-Chiozzi, M.D.	6/13/24					82,000	36.43	2,160,372
Sam Martin	6/13/24					81,000	36.43	2,134,026

(1)
The exercise prices reflect the closing price of our common stock on the grant date.

(2)
The grant date fair values are generally the amount we would expense in our financial statements over the award’s service period, but does not include a reduction for estimated forfeitures.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information regarding the stock option grants and stock awards to our Named Executive Officers at December 31, 2024.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Anthony S. Marucci(1)	—	300,000		36.43	6/13/34
Anthony S. Marucci(1)	93,750	156,250		36.87	6/15/33
Anthony S. Marucci(1)	156,250	93,750		22.48	6/16/32
Anthony S. Marucci(1)	196,000	28,000		28.00	6/17/31
Anthony S. Marucci	245,000	—		10.38	6/18/30
Anthony S. Marucci	25,000	—		2.78	6/19/29
Anthony S. Marucci	26,665	—		9.02	6/13/28
Anthony S. Marucci	31,665	—		34.80	6/15/27
Anthony S. Marucci	31,665	—		70.80	6/8/26
Anthony S. Marucci	18,666	—		381.15	6/10/25
Tibor Keler, Ph.D.(1)	—	93,000		36.43	6/13/34
Tibor Keler, Ph.D.(1)	34,500	57,500		36.87	6/15/33
Tibor Keler, Ph.D.(1)	56,875	34,125		22.48	6/16/32
Tibor Keler, Ph.D.(1)	79,625	11,375		28.00	6/17/31
Tibor Keler, Ph.D.	108,000	—		10.38	6/18/30
Tibor Keler, Ph.D	43,140	—		2.78	6/19/29

38 | Celldex Therapeutics

Executive Compensation
	Option Awards					Stock Awards
Name	Number of Securities Underlying UnexercisedOptions (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying UnexercisedUnearned Options (#)	Option ExercisePrice ($)	Option ExpirationDate	Number ofShares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number ofUnearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Tibor Keler, Ph.D.	25,999	—		9.02	6/13/28
Tibor Keler, Ph.D.	10,799	—		34.80	6/15/27
Tibor Keler, Ph.D.	10,799	—		70.80	6/8/26
Tibor Keler, Ph.D.	7,766	—		381.15	6/10/25
Elizabeth Crowley(1)	—	85,000		36.43	6/13/34
Elizabeth Crowley(1)	30,000	50,000		36.87	6/15/33
Elizabeth Crowley(1)	48,125	28,875		22.48	6/16/32
Elizabeth Crowley(1)	50,750	7,250		28.00	6/17/31
Elizabeth Crowley	46,500	—		10.38	6/18/30
Elizabeth Crowley	5,466	—		34.80	6/15/27
Elizabeth Crowley	5,399	—		70.80	6/8/26
Elizabeth Crowley	4,999	—		381.15	6/10/25
Margo Heath-Chiozzi, M.D(1)	—	82,000		36.43	6/13/34
Margo Heath-Chiozzi, M.D(1)	30,000	50,000		36.87	6/15/33
Margo Heath-Chiozzi, M.D(1)	48,125	28,875		22.48	6/16/32
Margo Heath-Chiozzi, M.D(1)	54,687	7,813		28.00	6/17/31
Margo Heath-Chiozzi, M.D	23,023	—		10.38	6/18/30
Margo Heath-Chiozzi, M.D	12,732	—		2.78	6/19/29
Margo Heath-Chiozzi, M.D	5,000	—		45.15	10/3/27
Sam Martin(1)	—	81,000		36.43	6/13/34
Sam Martin(1)	30,000	50,000		36.87	6/15/33
Sam Martin(1)	53,125	31,875		22.48	6/16/32
Sam Martin(1)	74,375	10,625		28.00	6/17/31
Sam Martin	63,632	—		10.38	6/18/30
Sam Martin	4,332	—		34.80	6/15/27
Sam Martin	1,399	—		70.80	6/8/26
Sam Martin	1,399	—		381.15	6/10/25

(1)
25% of the options vest on the first anniversary of the grant date and the remainder vest quarterly (in equal amounts) over the subsequent 12 quarters.

Celldex Therapeutics | 39

Executive Compensation
Option Exercises and Stock Vested
The following table sets forth certain information regarding the number of option exercises in fiscal 2024 and the number of shares of stock issued under the 2021 Incentive Plan and 2008 Plan that vested in fiscal 2024 and the corresponding amounts realized by our Named Executive Officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony S. Marucci	—	—	—	—
Tibor Keler, Ph.D.	—	—	—	—
Elizabeth Crowley	87,945	2,384,608	—	—
Margo Heath-Chiozzi, M.D.	98,377	2,532,308	—	—
Sam Martin	55,919	1,494,160	—	—

(1)
Value realized on exercise represents difference between sale price and exercise price for shares sold or difference between closing price on day of exercise and exercise price for shares held and not sold.

Employment Agreements
The terms and conditions of the employment agreements of Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin are governed by written employment contracts which became effective on July 1, 2021. The employment agreements provide, among other things, for:
•
current annual base salary ($769,611 in the case of Mr. Marucci, $542,573 in the case of Dr. Keler, $463,059 in the case of Ms. Crowley, $475,069 in the case of Dr. Heath-Chiozzi and $477,240 in the case of Mr. Martin) or such greater amount as may from time to time be determined by the Board of Directors or the Compensation and Organization Development Committee thereof;

•
eligibility for an annual bonus with a current bonus target (60% of base salary in the case of Mr. Marucci, 45% of base salary in the case of Dr. Keler and 40% of base salary in the case of Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin);

•
a lump sum severance payment equal to 100% (200% in the case of Mr. Marucci only) of the executive’s then-existing annual base salary in the event that the executive’s employment is terminated without cause or the executive resigns “for good reason” (as defined in the employment agreement) and 25% accelerated vesting of any unvested equity awards (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley); and

•
accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive’s highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation “for good reason” by the executive within one year immediately following a change in control (as defined in the employment agreement).

The employment agreements had an initial term through December 31, 2021 and shall automatically renew for additional one year terms unless either party gives ninety (90) days prior written notice of its intent not to renew. The Company may terminate the employment agreements without cause, on 90-days’ prior notice, or for cause, subject to a 30-day cure period in certain circumstances.
Pension Benefits
None of our Named Executive Officers participate in qualified or nonqualified defined benefit plans sponsored by us.
Nonqualified Deferred Compensation
None of our Named Executive Officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

40 | Celldex Therapeutics

Executive Compensation
Potential Payments Upon Termination of Employment or Change in Control
Our Named Executive Officers have provisions in their employment agreements regarding severance upon certain termination events or acceleration of stock options in the event of our change of control or termination following a change of control. These severance and acceleration provisions are described in “Employment Agreements,” and certain estimates of these change of control benefits are provided in the tables below.
The following table describes the potential payments and benefits upon employment termination for our Named Executive Officers as if their employment had terminated as of December 31, 2024.
Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason(1)	Termination by Celldex without cause(1)	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(2)
Anthony S. Marucci
Base Salary	$—	$1,539,222	$1,539,222	$—	$1,539,222
Bonus	—	—	—	—	1,108,000
Equity Awards Acceleration(3)	—	65,391	65,391	—	261,563
Continuation of Health Benefits	—	54,072	54,072	—	54,072
Total	$—	$1,658,685	$1,658,685	$—	$2,962,857
Tibor Keler, Ph.D.
Base Salary	$—	$542,573	$542,573	$—	$1,085,146
Bonus	—	—	—	—	442,500
Equity Awards Acceleration(3)	—	23,802	23,802	—	95,209
Continuation of Health Benefits	—	39,654	39,654	—	39,654
Total	$—	$606,029	$606,029	$—	$1,662,509
Elizabeth Crowley
Base Salary	$—	$463,059	$463,059	$—	$926,118
Bonus	—	—	—	—	351,000
Equity Awards Acceleration(3)	—	20,140	20,140	—	80,561
Continuation of Health Benefits	—	—	—	—	—
Total	$—	$483,199	$483,199	$—	$1,357,679
Margo Heath-Chiozzi, M.D
Base Salary	$—	$475,069	$475,069	$—	$950,138
Bonus	—	—	—	—	342,051
Equity Awards Acceleration(3)	—	—	—	—	80,561
Continuation of Health Benefits	—	39,654	39,654	—	39,654
Total	$—	$514,723	$514,723	$—	$1,412,404
Sam Martin
Base Salary	$—	$477,240	$477,240	$—	$954,480
Bonus	—	—	—	—	343,614
Equity Awards Acceleration(3)	—	—	—	—	88,931
Continuation of Health Benefits	—	54,072	54,072	—	54,072
Total	$—	$531,312	$531,312	$—	$1,441,097

(1)
Upon termination without cause or resignation for good reason, the employee is generally entitled to a lump sum payment equal to 100% (200% in the case of Mr. Marucci only) of the employee’s then annual base salary, continuation of certain employee benefits and 25% accelerated vesting of any unvested equity awards (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley).

(2)
The employee is generally entitled to accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive’s highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation “for good reason” by the executive within one year immediately following a change in control (as defined in the employment agreement) and continuation of certain employee benefits.

(3)
The exercise price of each unvested option outstanding was greater than $25.27 per share (the closing price on the last trading day of our 2024 fiscal year).

Celldex Therapeutics | 41

Executive Compensation
Securities Authorized For Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2024 regarding shares of our common stock that may be issued under our existing equity compensation plans, including our 2021 Incentive Plan, our 2008 Plan and our 2004 Plan.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights(1)	(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	7,540,109(3)	$31.47	2,522,649(4)

(1)
Does not include any Restricted Stock as such shares are already reflected in our outstanding shares.

(2)
Consists of the 2021 Incentive Plan, 2008 Plan and the 2004 Plan.

(3)
Does not include purchase rights accruing under the 2004 Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)
Includes shares available for future issuance under the 2021 Incentive Plan and the 2004 Plan as of December 31, 2024, of which 2,372,333 shares are available for grants in the form of restricted stock, deferred stock, performance shares or unrestricted stock under the 2021 Incentive Plan.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our principal Executive Officer.
The purpose of this disclosure is to provide a measure of the equitability of pay within our company. We believe our compensation philosophy and process yield an equitable result for all of our employees. During fiscal 2024, the principal Executive Officer of Celldex was our Chief Executive Officer, Anthony S. Marucci. For 2024, the annual total compensation, using the same methodology we use for our Named Executive Officers as set forth in the summary compensation table, for Mr. Marucci was $9,229,165, and for our median employee was $236,393, resulting in an estimated pay ratio of 39 to 1.
In accordance with Item 402(u) of Regulation S-K, we identified the median employee by (i) determining our employee population as of December 31, 2024 (including all full-time, part-time, salaried, hourly, and seasonal employees, but excluding Mr. Marucci), (ii) calculating the total compensation for each employee for fiscal 2024 by aggregating (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) the bonus for 2024, and (C) the estimated accounting value of any equity awards granted during 2024, and (iii) ranking this compensation measure for our employees from lowest to highest.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

42 | Celldex Therapeutics

Executive Compensation
Pay Versus Performance Table
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, below is disclosure regarding executive compensation for our principal Executive Officer (“PEO,” also known as our CEO), and other NEOs and company financial performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. Pursuant to SEC rules, the information in this “Pay Versus Performance” section shall not be deemed to be incorporated by reference into any Celldex filing under the Securities Act or Exchange Act, unless expressly incorporated by specific reference in such filing.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Fiscal year ended December 31,	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Value of Initial Fixed $100 Investment Based on Peer Group Total Shareholder Return(3)	Net Loss (in thousands)	Year-end cash & investment balance (in thousands)(4)
2024	$9,229,165	$75,804	$2,979,068	$98,029	$1,133	$173	$(157,863)	$725,281
2023	$8,361,844	$3,737,921	$3,067,602	$1,456,996	$1,778	$159	$(141,429)	$423,598
2022	$5,401,283	$10,096,324	$2,055,757	$3,596,459	$1,999	$153	$(112,325)	$304,952
2021	$6,045,894	$13,902,770	$2,390,179	$5,115,872	$1,733	$137	$(70,511)	$408,250
2020	$3,006,668	$6,390,027	$1,322,858	$2,705,672	$786	$111	$(59,780)	$194,422

(1)
As reflected elsewhere herein, our Non-PEO NEOs for 2024 were Tibor Keler, Ph.D., Sam Martin, Margo-Heath Chiozzi, M.D. and Elizabeth Crowley. Our Non-PEO NEOs for 2023 and 2022 were Tibor Keler, Ph.D., Sam Martin, Margo-Heath Chiozzi, M.D. and Diane C. Young, M.D. Our Non-PEO NEOs for 2021 were Tibor Keler, Ph.D., Freddy Jimenez, Sam Martin and Diane C. Young, M.D. Our Non-PEO NEOs for 2020 were Tibor Keler, Ph.D., Elizabeth Crowley, Margo-Heath Chiozzi, M.D. and Sam Martin.

(2)
The following table outlines the adjustments made to the compensation earned by the Company’s PEO and other NEOs, as presented in the Summary Compensation Table, to derive the compensation actually paid to the Company’s PEO and other NEOs.

	Adjustments
PEO	Summary Compensation Table Total	Less: Grant Date Fair Value of Option Awards Granted during the Fiscal Year(a)	Add: Year-End Fair Value of Outstanding and Unvested Option Awards Granted during the Fiscal Year(b)	Adjust for Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years(b)	Adjust for Change in Fair Value of Option Awards Granted in Prior Fiscal Years that Vested During the Fiscal Year(b)	Compensation Actually Paid
2024	$9,229,165	(7,903,800)	4,626,300	(4,593,339)	(1,282,522)	$75,804
2023	$8,361,844	(7,092,975)	7,152,250	(2,343,805)	(2,339,393)	$3,737,921
2022	$5,401,283	(4,262,250)	9,362,250	1,051,936	(1,456,895)	$10,096,324
2021	$6,045,894	(4,868,797)	6,697,600	3,863,005	2,165,068	$13,902,770
2020	$3,006,668	(1,950,788)	3,516,240	1,261,828	556,079	$6,390,027
Average Non-PEO NEOs
2024	$2,979,068	(2,245,997)	1,314,640	(1,521,453)	(428,229)	$98,029
2023	$3,067,602	(2,354,868)	2,374,547	(796,800)	(833,485)	$1,456,996
2022	$2,055,757	(1,402,280)	3,080,180	394,595	(531,793)	$3,596,459
2021	$2,390,179	(1,744,290)	2,399,475	1,365,289	705,219	$5,115,872
2020	$1,322,858	(759,613)	1,369,181	536,806	236,440	$2,705,672

(a)
Amounts reflect the aggregate grant-date fair value reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)
Fair values as of each measurement date were determined using valuation assumptions and methodologies in accordance with Accounting Standards Codification (ASC) Topic 718.

(3)
The Peer Group TSR set forth in this table utilizes the NASDAQ Pharmaceutical (Subsector) Index (assuming reinvestment of all dividends), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K, included in our Annual Report on Form 10-K for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in our company and in the NASDAQ Pharmaceutical (Subsector) Index, respectively, and assumes reinvestment of all dividends. Historical stock performance is not indicative of future stock performance.

(4)
Our Company Selected Measure is calculated as follows: Year-end cash and investment balance (in thousands), which is calculated by adding the cash, cash equivalents and marketable securities from our consolidated balance sheet. Identifying a Company Selected Measure is a matter of opinion. Other companies, including our peer companies, may utilize different measures as a basis for compensation or may utilize similar measures that are calculated in a manner that is different from the manner in which we calculate that measure. We may change the Company Selected Measure from year to year, depending upon a number of factors relating to our business.

Celldex Therapeutics | 43

Executive Compensation
Relationship between Compensation Actually Paid and TSR
The graph below illustrates the relationship between compensation actually paid to the Company’s PEO and other NEOs, our total shareholder return and that of the NASDAQ Pharmaceutical (Subsector) Index.

Compensation Actually Paid (in thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Total Shareholder Return
2,500
2,000
1,500
1,000
500
0
6,390
2,706
786
111
13,903
5,116
1,733
137
10,096
3,596
1,999
153
3,738
1,457
1,778
159
76
98
1,133
173
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
December 31, 2024
Compensation: PEO
Compensation: Non-PEO NEOs
Celldex Therapeutics, Inc.
Nasdaq Pharmaceutical (Subsector) Index

Relationship between Compensation Actually Paid and Net Loss
The graph below illustrates the relationship between compensation actually paid to the Company’s PEO and other NEOs and the Company’s net loss.

Compensation Actually Paid (in thousands)
Net Loss (in thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(20,000)
(40,000)
(60,000)
(80,000)
(100,000)
(120,000)
(140,000)
(160,000)
(180,000)
(200,000)
6,390
2,706
13,903
5,116
10,096
3,596
3,738
1,457
76
98
(59,780)
(70,511)
(112,325)
(141,429)
(157,863)
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
December 31, 2024
Compensation: PEO
Compensation: Non-PEO NEOs
Net Loss (in thousands)

44 | Celldex Therapeutics

Executive Compensation
Relationship between Compensation Actually Paid and Year-End Cash & Investment Balance
The graph below illustrates the relationship between compensation actually paid to the Company’s PEO and other NEOs and the Company’s year-end cash and investment balance.

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Compensation Actually Paid (in thousands)
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Year-end cash & investment balance (in thousands)
6,390
2,706
194,422
13,903
5,116
408,250
10,096
3,596
304,952
3,738
1,457
423,598
76
98
725,281
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
December 31, 2024
Compensation: PEO
Compensation: Non-PEO NEOs
Year-end cash & investment balance (in thousands)

Tabular List
The following table sets forth the sole financial performance measure we used to determine the compensation paid to our PEO and other NEOs.
Year-end cash and investment balance
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We have an Equity Award Grant Policy pursuant to which we may grant equity awards, including stock options, to our employees, including the named executive officers, and our non-employee directors. It is our policy that we shall not backdate any equity grant, or manipulate the timing of the public release of material information or of any equity award with the intent of benefiting a grantee under an equity award. We generally grant stock options only on a regularly scheduled basis. Pursuant to our Equity Award Grant Policy, we grant new-hire equity awards, which may include stock options, soon after a new hire’s employment start date or date of promotion, generally on the second Tuesday of each month. In addition, we make annual equity awards, which have historically been in the form of stock options, to our employees, including our named executive officers, on an annual basis on the date of our annual meeting of stockholders. Our non-employee directors receive grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of our stockholders, respectively, regardless of whether or not we then have material non-public information (“MNPI”), as further described under the heading “Director Compensation” below. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Celldex Therapeutics | 45

Executive Compensation
The following table sets forth information relating to the grant of stock options close in time to the filing of certain SEC reports.
Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award(1)
Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately prior to
the disclosure of material nonpublic
information and the trading day
beginning immediately following the
disclosure of material nonpublic
information(2)

(a)	(b)	(c)	(d)	(e)	(f)
Anthony S. Marucci	6/13/2024	300,000	$36.43	$26.35	4.2% decrease
Sam Martin	6/13/2024	81,000	$36.43	$26.35	4.2% decrease
Tibor Keler, Ph.D.	6/13/2024	93,000	$36.43	$26.35	4.2% decrease
Elizabeth Crowley	6/13/2024	85,000	$36.43	$26.35	4.2% decrease
Margo Heath-Chiozzi, M.D	6/13/2024	82,000	$36.43	$26.35	4.2% decrease

(1)
Amounts reflect the grant date fair value of each option award granted, calculated in accordance with ASC 718.

(2)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the filing of the Company’s Current Report on Form 8-K announcing the results of the 2024 Annual Meeting (the “Annual Meeting 8-K”) and the trading day beginning immediately following the date of the filing of the Annual Meeting 8-K.

Director Compensation
Effective June 2024, Directors who are not our employees are each entitled to receive a retainer fee of $48,000 each fiscal year (“Annual Retainer”). The Chair of the Board is entitled to receive an annual retainer fee of $35,000 in addition to his or her Annual Retainer and any retainer for committee service. The Chairperson of the Audit Committee, Compensation and Organization Development Committee, Nominating and Corporate Governance Committee and Science and Regulatory Committee of the Board of Directors is entitled to receive an annual retainer fee of $20,000, $15,000, $10,000 and $10,000, respectively, in addition to his or her Annual Retainer. Each committee member of the Audit Committee, Compensation and Organization Development Committee, Nominating and Corporate Governance Committee and Science and Regulatory Committee (other than the Chairperson of a committee) will receive an annual retainer of $10,000, $7,500, $5,000 and $5,000, respectively, in addition to his or her Annual Retainer. Stipends and retainers are paid in advance on a quarterly basis. The Directors shall be reimbursed for necessary travel and business expenses as incurred but will not receive any additional fees for attending meetings or calls of the Board of Directors.
Effective June 2024, Directors who are not our employees are each entitled to receive the lesser of 16,500 options or the number of options subject to the existing Director annual compensation limit of $750,000 and, for new directors, the lesser of 33,000 options or the number of options subject to the existing Director compensation limit of $1,200,000. In June 2024, all non-employee directors received an annual stock option grant to purchase 16,500 shares of the Company’s common stock following the 2024 Annual Meeting of Stockholders.
The following table summarizes the annual compensation for our non-employee directors during 2024.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Karen L. Shoos(2)	80,840	—	434,709	—	—	—	515,549
Keith L. Brownlie	65,840	—	434,709	—	—	—	500,549
Cheryl L. Cohen	58,340	—	434,709	—	—	—	493,049
Herbert J. Conrad	55,840	—	434,709	—	—	—	490,549
Rita I. Jain, M.D.	55,840	—	434,709	—	—	—	490,549
James J. Marino	70,840	—	434,709	—	—	—	505,549
Garry A. Neil, M.D.	60,840	—	434,709	—	—	—	495,549
Harry H. Penner, Jr.	63,340	—	434,709	—	—	—	498,049

(1)
The amounts in the Option Awards column reflect the grant date fair value in accordance with U.S. GAAP of stock option awards made in 2024 to each of our non-employee directors for awards pursuant to the 2021 Incentive Plan subject to a vesting schedule

46 | Celldex Therapeutics

Executive Compensation
whereby an equal number of the shares of common stock shall become vested and no longer be subject to risk of forfeiture (so long as the director remains a member of the Board as of such date). As of December 31, 2024, our non-employee directors had the following stock options outstanding: Karen L. Shoos — 76,052, Keith L. Brownlie — 74,899, Cheryl L. Cohen — 55,000, Herbert J. Conrad — 76,052, Rita, I. Jain, M.D. — 33,600, James J. Marino — 74,899, Garry A. Neil, M.D. — 55,000, and Harry H. Penner, Jr. — 76,052. For a discussion regarding the valuation of our stock option awards for financial statement reporting purposes, please refer to Note 2 in the Notes to the Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not represent the actual amounts paid to the directors or the actual value that may be realized by the directors upon exercise of such stock options.
(2)
Ms. Shoos’s term as director will expire at the 2025 Annual Meeting.

Compensation and Organization Development Committee Interlocks and Insider Participation
The Compensation and Organization Development Committee of the Board of Directors is currently composed of the following three non-employee directors: James J. Marino, Chair, Cheryl L. Cohen and Harry H. Penner, Jr. None of these Compensation and Organization Development Committee members was an officer or employee of us during the year. No Compensation and Organization Development Committee interlocks between us and another entity existed.
Risk Considerations
We do not believe that our compensation practices and policies for our employees, including our Executive Officers, create risks or are likely to create risks that are reasonably likely to have a material adverse effect on our results of operations or financial condition. The Compensation and Organization Development Committee considered our strategic goals and operational practices and evaluated our incentive program design to assess whether these programs foster a business environment that might drive inappropriate decision-making or behavior. We are a biopharmaceutical company that is generating a pipeline of drug candidates to treat diseases for which available treatments are inadequate and do not yet generate earnings. While a significant portion of our executives’ compensation is performance-based, we believe several features of our program mitigate inappropriate or excessive risk-taking that could harm shareholder value: we set performance goals that we believe are reasonable and set targets with payouts at multiple levels of performance, rather than an “all or nothing” approach. As discussed above in our Compensation Discussion and Analysis section, we use a mix of performance goals in our annual and long-term incentive programs to align incentive compensation with a broad set of measures important to the creation of shareholder value.
Stock Ownership Policy — Non-Employee Directors
In March 2021, our Board adopted stock ownership guidelines applicable to our non-employee directors based on its belief that stock ownership would further align their interests with the long-term interests of our stockholders. The minimum stock ownership requirement for non-employee directors is three times the Annual Retainer. Non-employee directors are required to achieve this level of stock ownership by January 1, 2026 (the fifth measurement date following the adoption of the plan), and any non-employee directors appointed or elected after March 2021 are required to achieve this level of stock ownership by the fifth measurement date from his or her respective date of appointment or election. Measurement dates are January 1 of each year. We assess compliance with these stock ownership guidelines on an annual basis. At January 1, 2025, Mr. Marino was the only non-employee director who had achieved their required stock ownership. All other non-employee directors are required to achieve this level of stock ownership by January 1, 2026 except for Ms. Cohen and Dr. Neil who have until January 2027 and Dr. Jain who has until January 2028.

Celldex Therapeutics | 47

Executive Compensation
Report of The Audit Committee*
The undersigned members of the Audit Committee of the Board of Directors of Celldex submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2024 as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements for Celldex for the fiscal year ended December 31, 2024.

2.
The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended, Communications with Audit Committees. That Auditing Standard requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

3.
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm, the auditors’ independence from management and Celldex including the matters in the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526.

In addition, the Audit Committee considered whether the provision of tax or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Celldex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.
Audit Committee:
Keith L. Brownlie, Chair
James J. Marino, J.D.
Harry H. Penner, Jr., J.D., L.L.M.

*
The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

48 | Celldex Therapeutics

Executive Compensation
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of April 5, 2025 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the Named Executive Officers; (iii) the current Executive Officers; (iv) all of the Executive Officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.
For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after April 5, 2025 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.
The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 66,384,191 shares of common stock outstanding as of April 5, 2025 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.
Name and Business Address of Beneficial Owners*	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock(2)
5% Holders
Wellington Management Group LLP 280 Congress Street Boston, Massachusetts 02210	9,243,599(3)	13.9%
Kynam Capital Management, LP 221 Elm Road Princeton, NJ 08540	5,064,207(4)	7.6%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	4,857,668(5)	7.3%
BlackRock Inc. 50 Hudson Yards New York, NY 10001	4,819,293(6)	7.3%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	3,557,136(7)	5.4%
COMMODORE CAPITAL LP 444 Madison Avenue, Floor 35, New York, New York 10022	3,350,000(8)	5.0%
Eventide Asset Management, LLC. One International Place, Suite 4210 Boston, MA 02110	3,332,005(9)	5.0%
Director Nominees and Named Executive Officers
Keith L. Brownlie	59,065(10)	**
Cheryl L. Cohen	29,434(11)	**
Herbert J. Conrad	62,115(12)	**
Elizabeth Crowley	213,750(13)	**
Margo Heath-Chiozzi, M.D.	201,030(14)	**
Rita I. Jain, M.D.	11,400(15)	**
Tibor Keler, Ph.D.	401,984(16)	**
James J. Marino	60,603(17)	**
Sam Martin	272,011(18)	**
Anthony S. Marucci	910,552(19)	1.4%
Garry A. Neil, M.D.	29,434(20)	**
Harry H. Penner, Jr.	62,342(21)	**
Karen L. Shoos	62,337(22)	**
All Director Nominees and Executive Officers as a group (18 persons)	3,226,321(23)	4.4%

*
Unless otherwise indicated, the address is c/o Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827.

Celldex Therapeutics | 49

Executive Compensation
**
Less than 1%.

(1)
Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)
Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of April 5, 2025.

(3)
Based solely on information set forth in a Schedule 13G filed with the SEC by Wellington Management Group LLP on November 8, 2024.

(4)
Based solely on information set forth in a Schedule 13G filed with the SEC by Kynam Capital Management, LP on February 14, 2025.

(5)
Based solely on information set forth in a Schedule 13G filed with the SEC by FMR LLC on February 12, 2025.

(6)
Based solely on information set forth in a Schedule 13G filed with the SEC by BlackRock Inc. on April 17, 2025.

(7)
Based solely on information set forth in a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. on February 14, 2025.

(8)
Based solely on information set forth in a Schedule 13G filed with the SEC by COMMODORE CAPITAL LP on April 10, 2025.

(9)
Based solely on information set forth in a Schedule 13G filed with the SEC by Eventide Asset Management, LLC on November 14, 2024, 2025.

(10)
Includes 58,399 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(11)
Includes 29,434 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(12)
Includes 59,552 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(13)
Includes 204,676 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(14)
Includes 187,285 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(15)
Includes 11,400 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(16)
Includes 394,627 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(17)
Includes 58,399 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(18)
Includes 243,886 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(19)
Includes 869,911 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(20)
Includes 29,434 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(21)
Includes 59,552 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(22)
Includes 59,552 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

(23)
Please refer to footnotes 10 – 22. Includes for Executive Officers not named in the table, 76,923 shares of common stock and 773,341 shares of common stock underlying options which are or may be exercisable as of April 5, 2025 or 60 days after such date.

50 | Celldex Therapeutics

Executive Compensation
Transactions with Related Persons
It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with Celldex’s business interest. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of Celldex complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee’s procedures for reviewing related party transactions are not in writing. Other than compensation arrangements for our Named Executive Officers and directors, which are described in the section entitled “Executive Compensation,” since January 1, 2024, there have been no transactions or series of similar transactions to which we were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, Executive Officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

Celldex Therapeutics | 51

Proposal 2: Ratification of Independent Public Accounting Firm
Proposal 2: Ratify The Appointment of
Pricewaterhousecoopers LLP as Our Independent Registered Public Accounting Firm for The Year Ending December 31, 2025
(Proposal No. 2)
The Audit Committee has reappointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2025 and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting of Stockholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions. Neither the accounting firm nor any of its members have any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.
Principal Accountant Fees and Services
The following table summarizes the fees for professional services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for each of the last two fiscal years:
Fee Category	2024	2023
	(In thousands)
Audit Fees	$680	$818
Audit-Related Fees	—	—
Tax Fees	109	—
All Other Fees	2	4
Total Fees	$791	$822
Audit Fees
Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements, the review of our quarterly financial statements included in our Forms 10-Q, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our common stock and audit services provided in connection with other statutory or regulatory filings.
Tax Fees
Tax fees are associated with tax compliance and tax planning related activities.
All Other Fees
All other fees consist of fees relating to an accounting research tool and disclosures database.
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to Celldex by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for Celldex if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.
The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and All Other Fees as described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that such services for fiscal years 2024 and 2023 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 1301,

52 | Celldex Therapeutics

Proposal 2: Ratification of Independent Public Accounting Firm
receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audit financial statements be included in our annual report on Form 10-K.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

Celldex Therapeutics | 53

Proposal 3: Approval of an Amendment to the 2021 Omnibus Equity Incentive Plan
Proposal 3: Approval of an Amendment to The Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan to Increase The Number of Shares Available for Issuance Under The Plan by 2,000,000, From 7,500,000 Plus The Unused Shares of Common Stock Reserved Under The 2008 Stock Option and Incentive Plan, as Amended and Restated, to 9,500,000 Plus The Unused Shares of Common Stock Reserved Under The 2008 Incentive Plan (Proposal No. 3)
General
The primary purpose of the 2021 Incentive Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the 2021 Incentive Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.
Our Board believes that the granting of stock options, restricted stock awards and other kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company and alignment with shareholders by those who are primarily responsible for shaping and carrying out our long-range plans and securing our growth and financial success. On April 10, 2025, our Board approved an amendment to increase in the number of shares available for issuance thereunder by 2,000,000 shares, and directed that the amendment be submitted to the shareholders for approval at the Annual Meeting. A copy of the amendment is attached as Annex A.
Our Board believes the increase in the number of shares available for issuance under the plan is needed in order to make awards to expected new hires as a result of the Company planning for commercialization.
We believe that our future success will depend in large part upon our ability to attract and retain highly skilled scientific, managerial and marketing personnel. The life sciences industry is highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees. Our compensation program, including the granting of equity compensation, is an important component in attracting and recruiting new employees as well as retaining our most experienced and skilled employees.
Equity compensation is also fundamental to our compensation philosophy of paying for performance and aligning the interests of employees with those of our stockholders. We believe that equity awards, and the potential they hold for appreciation through an increase in our stock price, support our pay-for-performance philosophy, provide further incentive to our employees to focus on creating long-term stockholder value and create an ownership culture that links employees’ interests with those of our stockholders and our long-term results, performance and financial condition.
Accordingly, it is the judgment of our Board of Directors that the approval of this Proposal 3 is in the best interests of our company and its stockholders.
If the Company’s stockholders do not approve the amendment increasing the number of shares available for issuance under the Plan, the Company will continue to operate the Plan under its current provisions.
Description of the 2021 Incentive Plan
The following description of the material terms of the Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Plan, which is incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement filed on April 27, 2021, as amended on June 15, 2023 and June 13, 2024.
Administration.   The 2021 Incentive Plan is administered by the Compensation Committee of our Board (the “Committee”). However, the entire Board may act in lieu of the Committee on any manner. The Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to

54 | Celldex Therapeutics

Proposal 3: Approval of an Amendment to the 2021 Omnibus Equity Incentive Plan
accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2021 Incentive Plan. The Committee may also approve rules and regulations for the administration of the 2021 Incentive Plan and amendments or modifications of outstanding awards (except that (i) options and SARs cannot be repriced and (ii) options and SARs cannot be cancelled in exchange for cash or another awards, in each case, without shareholder approval). The Committee may delegate authority to the chief executive officer and/or other executive officers to grant awards to employees (other than themselves), subject to applicable law and the 2021 Incentive Plan. No awards may be made under the 2021 Incentive Plan on or after the ten (10)-year anniversary of the Effective Date, but the 2021 Incentive Plan will continue thereafter while previously granted awards remain outstanding.
Eligibility.   Persons eligible to receive awards under the 2021 Incentive Plan are all employees, officers, directors, consultants, scientific advisors, other individual advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, scientific advisor, other individual advisor or other individual service provider of the Company or any subsidiary. As of March 31, 2025, the Company and its subsidiaries had a total of 185 employees, including 11 officers and 10 executive officers (who are not included in the number of officers) and eight non-employee directors. Our subsidiary does not have employees and none of the officers and directors of our subsidiaries are eligible for awards under the 2021 Incentive Plan other than those who are eligible as officers or directors of the Company. As of that date, we had approximately five consultants who we have historically granted options to, and no one in the categories of scientific advisors, other individual advisors or other individual service providers. As of March 31, 2025, no person is eligible to participate as a result of a determination by the Committee that that person is a prospective employee, officer, director, consultant, scientific advisor, other individual advisor or other individual service provider of the Company or any subsidiary. As awards under the 2021 Incentive Plan are within the discretion of the Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.
Shares Subject to the 2021 Incentive Plan.   Prior to the proposed increase, an aggregate of (i) 7,500,000 shares of Common Stock plus (ii) such number of unused shares of Common Stock reserved under the 2008 Incentive Plan as of the Effective Date that were rolled into the 2021 Incentive Plan, (subsections (i) and (ii) together, the “Share Reserve”), of which approximately 2,413,314 shares remain available for issuance as of March 31, 2025. All such shares of Common Stock reserved for issuance under the 2021 Incentive Plan may, but need not, be issued in respect of ISOs. In addition, shares of our Common Stock that relate to any outstanding grants or awards under the 2008 Incentive Plan as of the Effective Date that are forfeited, cancelled or otherwise lapse in accordance with applicable plan terms shall be rolled into the 2021 Incentive Plan and added to the Share Reserve (but not issued in respect of ISOs).
If any option granted under the 2021 Incentive Plan terminates without having been exercised in full or if any award is forfeited or cancelled, the number of shares of Common Stock as to which such award was forfeited or withheld will be available for future grants under the 2021 Incentive Plan. However, any shares of Common Stock otherwise issuable that are withheld to satisfy the exercise price of a stock option, tax withholding obligations or repurchased by the Company with stock option proceeds, shall not revert to the 2021 Incentive Plan or be added back to the Share Reserve.
The number of shares of Common Stock authorized for issuance under the 2021 Incentive Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.
Equity-based awards under the 2021 Incentive Plan may vest no earlier than the first anniversary of the date of grant, with limited exceptions for substitute awards, shares of Common Stock delivered in lieu of fully vested cash awards, director awards vesting on the earlier of the one-year anniversary of grant or the next annual meeting of stockholders and for equity-based awards with respect to up to 5% of the Share Reserve.
Terms and Conditions of Options.   Options granted under the 2021 Incentive Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the “Code”). The Committee will determine the exercise price of options granted under the 2021 Incentive Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).
If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method. On April 9, 2025, the closing sale price of a share of Common Stock on Nasdaq was $16.41.
No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2021 Incentive Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Committee may, in its discretion, permit a holder of a nonstatutory option to

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Proposal 3: Approval of an Amendment to the 2021 Omnibus Equity Incentive Plan
exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.
Generally, the option price may be paid (a) in cash or by certified or bank check or (b) through a broker-assisted exercise program implemented by the Committee in connection with the 2021 Incentive Plan.
No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.
Stock Appreciation Rights.   The Committee may grant Stock Appreciation Rights (“SARs”) independent of or in connection with an option. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the 2021 Incentive Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:
•
the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

•
the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.
Restricted Stock and Restricted Stock Units.   The Committee may award restricted Common Stock and/or restricted stock units under the 2021 Incentive Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock will only be paid to the holder of the shares at the time that the restricted stock vests. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units, as determined by the Committee in its sole discretion, or paid with respect to restricted stock units when the units vest. Unless the Committee determines otherwise, holders of restricted stock will have the right to vote the shares.
Performance Shares and Performance Units.   The Committee may award performance shares and/or performance units under the 2021 Incentive Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.
Incentive Bonus Awards, Other Stock-Based and Cash-Based Awards.   The Committee may award other types of equity-based or cash-based awards under the 2021 Incentive Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Committee may impose.
Effect of Certain Corporate Transactions.   The Committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2021 Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Committee. The Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control; (g) cancel any outstanding underwater options or SARs for no consideration; or (h) take any other action the Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control.

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Proposal 3: Approval of an Amendment to the 2021 Omnibus Equity Incentive Plan
Clawback/Recoupment.   Awards granted under the 2021 Incentive Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.
Amendment, Termination.   Our Board may at any time amend the 2021 Incentive Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the 2021 Incentive Plan, (b) change the group of individuals eligible to receive awards, (c) extend the term of the 2021 Incentive Plan, or (d) reduce or reprice the exercise price of any stock option and/or SAR or cancel any stock option and/or SAR in exchange for cash or another award.
Other Information
A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2021 Incentive Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last previous year under the heading “Director Compensation” in this Proxy Statement.
Material Federal Income Tax Consequences
THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2021 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2021 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.
Treatment of Options
The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Incentive Plan, nor will our Company be entitled to a tax deduction at that time.
Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.
For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

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Proposal 3: Approval of an Amendment to the 2021 Omnibus Equity Incentive Plan
In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.
As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.
Treatment of Stock Appreciation Rights
Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock at that time.
Treatment of Stock Awards
Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.
The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.
The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.
The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.
Section 409A
If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Potential Limitation on Company Deductions
Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Board and the Committee intend to consider the potential impact of Section 162(m) on grants made under the 2021 Incentive Plan, but reserve the right to approve grants of awards for an executive officer that exceeds the deduction limit of Section 162(m).

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Proposal 3: Approval of an Amendment to the 2021 Omnibus Equity Incentive Plan
Restrictions on Resale
Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2021 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2021 Incentive Plan will be registered under the Securities Act of 1933, as amended.
Tax Withholding
As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2021 Incentive Plan to pay any federal, state or local taxes required by law to be withheld.
New Plan Benefits
The grant of options and other awards under the 2021 Incentive Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.
Options granted under the 2021 Incentive Plan as of March 31, 2025
Since the adoption of 2021 Incentive Plan through March 31, 2025 we have granted the following stock options under the 2021 Incentive Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock. As of the date hereof, we have granted only stock options and no other type of award under the 2021 Incentive Plan.
Name and Position	Number of Shares Subject to Stock Options
Named Executive Officers
Anthony S. Marucci President and Chief Executive Officer	1,024,000
Tibor Keler, Ph.D. Executive Vice President and Chief Scientific Officer	367,000
Elizabeth Crowley Senior Vice President, Chief Product Development Officer	300,000
Margo Heath-Chiozzi, M.D. Senior Vice President, Regulatory Affairs	301,500
Sam Martin Senior Vice President and Chief Financial Officer	331,000
All current executive officers, as a group	3,460,000
All current directors who are not executive officers, as a group	410,600
Each Nominee for Election as a Director
Anthony S. Marucci	1,024,000
Keith L. Brownlie	53,400
Cheryl L. Cohen	55,000
Herbert J. Conrad	53,400
Rita I. Jain, M.D.	33,600
James J. Marino	53,400
Garry A. Neil, M.D.	55,000
Harry H. Penner, Jr.	53,400
Denice Torres	—
All employees who are not executive officers, as a group	2,261,460
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE CELLDEX THERAPEUTICS, INC. 2021 OMNIBUS EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 2,000,000, FROM 7,500,000 PLUS THE UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE 2008 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND RESTATED, TO 9,500,000 PLUS THE UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE 2008 INCENTIVE PLAN.

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Proposal 4: Advisory Vote on Executive Compensation
Proposal 4: Advisory Vote on Executive Compensation
(Proposal No. 4)
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s rules.
As described in detail under the heading “Compensation of Executive Officers — Compensation Discussion and Analysis,” our executive compensation programs are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Under these programs, our Named Executive Officers are rewarded on the basis of individual and corporate performance measured against established corporate and strategic goals. Please read the section of this proxy statement under the heading “Compensation of Executive Officers — Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2024 compensation of our Named Executive Officers.
The Compensation and Organization Development Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure is hereby APPROVED.”
The say-on-pay vote is advisory, and therefore not binding on Celldex, the Compensation and Organization Development Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation and Organization Development Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation and Organization Development Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THIS PROPOSAL NO. 4.

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Stockholder Proposals
Stockholder Proposals
Submitting Proxy Proposals and Director Nominations for the 2026 Annual Meeting
Proposals for Inclusion in Our 2026 Proxy Materials
Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Celldex’s proxy statement and form of proxy for our 2026 Annual Meeting must be received by Celldex on or before December 25, 2025 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.
Director Nominations for Inclusion in Our 2026 Proxy Materials (Proxy Access)
Any stockholder considering a proxy access nomination should carefully review our bylaws. Under our proxy access bylaw, if a stockholder (or a group of stockholders) who has owned at least 3% of our shares for at least three years and has complied with the other requirements in our bylaws wants us to include director nominees (up to the greater of two nominees or 20% of the Board) in our 2026 proxy materials for election at our 2026 Annual Meeting of Stockholders, then the nominations must be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary. Any such nomination must be received by us not earlier than November 25, 2025 and not later than December 25, 2025.
Other Proposals or Nominations to be Brought before Our 2026 Annual Meeting
Any shareholder considering introducing a nomination or other item of business should carefully review the procedures set forth in our bylaws. Our bylaws state that a stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder’s notice shall be timely received by Celldex at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by Celldex at our principal executive office not later than the close of business on the later of (i) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (ii) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by Celldex. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.
Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2026 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary., no later than April 6, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our by-laws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our by-laws as described in this section and it shall not extend any such deadline set forth under our by-laws.

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Where You Can Find Additional Information
Where You Can Find Additional Information
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy statements and other information regarding issuers, such as Celldex Therapeutics, Inc., that file electronically with the SEC.
The SEC allows the Company to “incorporate by reference” certain information the Company files with it, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and information that the Company files later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We are incorporating by reference the following, which include the information required by Item 13(a) of Schedule 14A in connection with Proposal 4:
•
Sections of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025: “Part II. Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Part II. Item 8 — Financial Statements and Supplementary Data,” “Part II. Item 7A — Quantitative and Qualitative Disclosure About Market Risk” and “Part II. Item 9 — Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.”

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.
Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to our Corporate Secretary at Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. A request for copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 9, 2025.

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Other Matters
Other Matters
As of the date of this proxy statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors
/s/ Sam Martin
Secretary
Hampton, NJ
April 24, 2025

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Annex A
Annex A
Amendment No. 3 to Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan
Dated: April 10, 2025
This Agreement amends the Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). All capitalized terms not defined herein shall have the meanings set forth in the Plan.
Recitals
WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors (“Board”) of Celldex Therapeutics, Inc. (the “Company”) the right to amend the Plan from time to time; and
WHEREAS, the Board desires to amend the Plan to increase the number of shares available for awards under the plan by 2,000,000 shares in the manner hereinafter provided subject to approval by the Company’s stockholders.
NOW THEREFORE, the Plan is hereby amended as follows:
1.   Amendment to Plan Share Limitation.
Section 4.1(a) of the Plan is amended and restated in its entirety as follows:
“(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be (i) 9,500,000 shares plus (ii) such number of unused shares of Common Stock reserved under the Prior Plan as of the Effective Date, which unused reserve shall be rolled into this Plan (subsections (i) and (ii) together, the “Share Reserve”); all of which shares may, but need not, be issued in respect of Incentive Stock Options. In addition, there shall be rolled into this Plan and added to the Share Reserve (but not issued in respect of Incentive Stock Options) such number of shares of Common Stock subject to outstanding grants or awards under the Prior Plan as of the Effective Date which are thereafter forfeited, cancelled or otherwise lapse in accordance with the provisions of Section 4.1(b).”
2.   No Other Changes.   Except as set forth herein, the Plan shall remain in full force and effect without modification.
IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this Amendment as of the date first above written as evidence of its adoption by the Company.
CELLDEX THERAPEUTICS, INC.
By:
/s/ Sam Martin

Name:
Sam Martin

Title:
Senior Vice President and Chief Financial Officer

64 | Celldex Therapeutics

CELLDEX THERAPEUTICS, INC. PERRYVILLE III BUILDING53 FRONTAGE ROAD, SUITE 220HAMPTON, NJ 08827 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 4, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CLDX2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 4, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following:1.Election of DirectorsNomineesForAgainst Abstain 1a. Anthony S. Marucci 1b. Keith L. Brownlie 1c. Cheryl L. Cohen 1d. Herbert J. Conrad 1e. Rita I. Jain, M.D. 1f. James J. Marino1g. Garry A. Neil, M.D. 1h. Harry H. Penner, Jr. 1i. Denice Torres 000000000000000000000000000 The Board of Directors recommends you vote FOR proposals 2 through 4.2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025.3.To approve an amendment to our 2021 Omnibus Equity Incentive Plan, including an increase in the number of shares reserved for issuance thereunder by 2,000,000 shares to 9,500,000 shares.4.To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Proxy Statement.NOTE: In their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comCELLDEX THERAPEUTICS, INC.Annual Meeting of StockholdersJune 5, 2025 9:00 a.m.This proxy is solicited by the Board of Directors The undersigned hereby appoints Sam Martin and Anthony S. Marucci, and either of them, as the true and lawful attorneys, agents andproxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverseside, all shares of common stock of Celldex Therapeutics, Inc. held of record by the undersigned on April 9, 2025 at the Annual Meeting ofStockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/CLDX2025, on June 5, 2025 at 9:00 a.m. local time,or at any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will bevoted in accordance with the Board of Directors' recommendations. 0000674742_2 R1.0.0.2 Continued and to be signed on reverse side